SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant Filed by a Party other than the Registrant	[X] [ ]

Check the appropriate box: [ ] Preliminary Proxy Statement
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Cowlitz Bancorporation
(Name of Registrant as Specified in Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[X] No fee required.
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[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 22, 2003

To the Shareholders of Cowlitz Bancorporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Cowlitz Bancorporation will be held at the Monticello Hotel, 1405 17th Avenue, Longview Washington on Thursday, May 22, 2003 at 9:00 a.m. local time for the purpose of considering and voting upon the following matters:

    Election of Directors. To elect five directors to serve until the next annual meeting;
    Amendment and Restatement of our Employee Stock Purchase Plan;
    Adoption of Stock Incentive Plan; and
    Any other business properly be brought before the Annual Meeting or any adjournments or postponements thereof.

Only those shareholders of record at the close of business on March 15, 2003 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly. The proxy will not be used if you attend the meeting and vote in person.

All shareholders are urged to attend the Annual Meeting either in person or by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Don P. Kiser
Vice President & Secretary

Longview, Washington
April 15, 2003

Cowlitz Financial Center
PO Box 1518 / 927 Commerce Avenue
Longview, WA 98632
(360) 423-9800

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
MAY 22, 2003

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about April 15, 2003 in connection with the solicitation of proxies by the Board of Directors for the Annual Meeting of Shareholders of Cowlitz Bancorporation (the "Company") to be held on Thursday, May 22, 2003 at the Monticello Hotel, 1405 17th Avenue, Longview, Washington, at 9:00 a.m. local time.

VOTING AND PROXY PROCEDURE

Shareholders Entitled to Vote. Shareholders of record as of the close of business on March 15, 2003 are entitled to vote at the Annual Meeting. As of March 15, 2003, the Company had 3,818,632 shares of Common Stock issued and outstanding and 287 shareholders of record.

Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining the existence of a quorum.

Voting by Proxy. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are given, proxies will be voted FOR the election of the nominees for director, FOR the Amended and Restated Employee Stock Purchase Plan, and FOR the 2003 Stock Incentive Plan.

Please mark, sign and date the enclosed proxy and return it in the postage-paid envelope provided. If your shares are held by a broker, bank or other nominee, follow the instructions on the card ADP Proxy Services sent to you.

You are welcome to attend the meeting even if you vote by proxy.

How We Count Votes. Each share of Common Stock is entitled to one vote on each matter properly presented at the Annual Meeting. The five nominees receiving the largest number of affirmative votes cast at the Annual Meeting will be elected as directors. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee.

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of the Amended and Restated Employee Stock Purchase Plan and the 2003 Stock Incentive Plan.

Revocation of a Proxy; Voting at the Meeting. Shareholders who execute and submit proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address above, by submitting a proxy bearing a later date, or by casting a ballot at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, you must request a ballot and vote in person to revoke a prior granted proxy.

If your shares are held through a broker, bank or other nominee, you will need to contact the nominee to revoke a proxy or change your vote. You will not be able to vote or revoke a proxy at the meeting if your shares are held by a nominee.

Costs of Solicitation. In addition to mailing this material to shareholders of record, the Company has asked banks and brokers to forward copies to persons for whom they hold shares of Common Stock and request authority to execute the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers and regular employees of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram, facsimile or personal contact.

Shares Owned by Directors and Executive Officers. As of March 15, 2003, directors and executive officers beneficially owned 1,183,088 shares, of which 855,728 shares are entitled to vote. Those shares represent approximately 22.4% of the shares entitled to vote at the meeting.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company with respect to each person known to the Company to own more than 5% of the outstanding Common Stock, directors, and the named executive officers ("Named Executive Officers") of the Company as identified herein and by all directors and executive officers as a group as of March 15, 2003. The total number of shares issued and outstanding as of March 15, 2003 was 3,818,632. Each beneficial owner has the sole power to vote and to dispose of all shares of Common Stock owned by such beneficial owner.
Name of Beneficial Owner	Shares	Percentage
Nominated Directors and Named Executive Officers
Benjamin Namatinia - Chairman (1)	944,832	23.30
Richard J. Fitzpatrick - President, CEO & Director (2)	22,500	*
Mark F. Andrews, Jr. - Director (3)	88,415	2.29
Mark R. Madden - Director (4)	20,500	*
John S. Maring - Director (5)	56,394	*
Don P. Kiser - VP & CFO (6)	20,447	*
Paul L. Campbell - Past President/CEO & Former Director (7)	10,000	*
Gary S. Hanson - Past Vice President & Former Director (8)	10,000	*
Harve E. Menkens - Past President & Former Director (9)	0	*
All directors and executive officers as a group (9 persons)	1,173,088	28.05

*Less than 1%

  Includes presently exercisable options to purchase 236,500 shares of Common Stock.
  Includes 131,250, not owned by Mr. Namatinia, but for which he has the power to vote.
  Includes presently exercisable options to purchase 10,000 shares of Common Stock.
  Includes presently exercisable options to purchase 34,500 shares of Common Stock.
  Includes presently exercisable options to purchase 20,000 shares of Common Stock.
  Includes presently exercisable options to purchase 27,500 shares of Common Stock.
  Includes presently exercisable options to purchase 15,000 shares of Common Stock.
  Includes presently exercisable options to purchase 10,000 shares of Common Stock.
  Mr. Campbell left the Company in January 2003.
  Includes presently exercisable options to purchase 10,000 shares of Common Stock.
  Mr. Hanson left the Company in January 2003.
  Mr. Menkens left the Company in April 2002.

AGENDA ITEM 1 - ELECTION OF DIRECTORS

Our Articles of Incorporation and Bylaws provide that directors are elected to serve one-year terms of office. Our Articles of Incorporation establish the number of directors between five and ten, with the exact number to be fixed from time to time by resolution of the Board of Directors. The number of directors is currently set at five.

Five directors have been nominated for election at the Annual Meeting to serve until the 2004 Annual Meeting of shareholders and until the director's successor is elected and qualified, or until there is a decrease in the number of directors.

Unless authority to vote is withheld on a proxy, properly executed proxies will be voted FOR the nominees identified below. Each of the nominees has indicated that he is willing and able to serve as a director. If any nominee is not available for election, the individuals named in the proxy intend to vote for such substitute nominee as the Board of Directors may designate. We have no reason to believe any nominee will be unavailable.

The Board of Directors has nominated:

Mark F. Andrews, Jr.
Richard J. Fitzpatrick
Mark R. Madden
John S. Maring
Benjamin Namatinia

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND ITS COMMITTEES

The following table states certain information regarding the nominees for election at the Annual Meeting.

Name	Age	Position
Mark F. Andrews, Jr.	70	Director, Cowlitz Bancorporation; Chairman, Cowlitz Bank
Richard J. Fitzpatrick	53	President, CEO and Director, Cowlitz Bancorporation and Cowlitz Bank
Mark R. Madden	45	Director, Cowlitz Bancorporation & Cowlitz Bank
John S. Maring	67	Vice Chairman, Cowlitz Bancorporation and Cowlitz Bank
Benjamin Namatinia	59	Chairman, Cowlitz Bancorporation

Mark F. Andrews, Jr. has served on the Board of Directors since its incorporation in 1991. He has served as a director of Cowlitz Bank since 1988, as Secretary of the Board from 1990-2000, and as Chairman since 2000. Mr. Andrews' principal occupation is the management and operation of his tree farms. Mr. Andrews is a retired attorney and served as a court commissioner. Mr. Andrews is Chairman of the Compensation Committee. He also serves on the Audit Committee.

Richard J. Fitzpatrick was hired as President/CEO of Cowlitz Bancorporation and Cowlitz Bank in March 2003. He has served on the Board of Directors since March 2003, as well. Prior to joining Cowlitz, Mr. Fitzpatrick spent nine years with Banknorth Group Inc., most recently as Regional President, responsible for Vermont and New York. Other positions he held include, Chief Banking Officer responsible for Banknorth Group Inc.'s seven banks, and President and Chief Executive Officer of Howard Bank, a subsidiary of Banknorth Group, Inc.

Mark R. Madden was elected to the Cowlitz Bancorporation Board of Directors in September 2002, to fill a vacancy left by E. Chris Searing's resignation. Mr. Madden's business background includes over 23 years experience in commercial real estate. He is President of WDC Properties, a real estate development firm in Portland, Oregon. Before forming WDC Properties, he was an owner, shareholder, and board member of Colliers International, a leading international commercial real estate firm with over 260 offices worldwide. Mr. Madden serves on the Audit Committee and the Compensation Committee.

John S. Maring has served on the Board of Directors since July 2000, currently serving as Vice Chairman. Mr. Maring is President, CEO and Chairman of Maring & Assoc., a real estate brokerage development company. As Chairman of Workplace Health, Mr. Maring has been involved with the development of its e-commerce system and processes for drug testing products. He is the director and founder of Kazak-American College in Ust-Kamegogorsk, Kazakstan from 1996 to present, and was awarded a doctorate from the Kazak American Free University. Mr. Maring is Chairman of the Audit Committee. He also serves on the Compensation Committee.

Benjamin Namatinia has served as Chairman of Cowlitz Bancorporation since its incorporation in 1991. He served as Chief Executive Officer from November 1994 through September 2001. From 1990 to 2001, Mr. Namatinia was the President and owner of BMN, Inc., a securities brokerage franchise of Raymond James Financial Services, Inc. From 1984 to 1989, he was Senior Vice President and head of the Bond Department in Portland, Oregon for Shearson Lehman.

The Board of Directors conducts its business through meetings of the Board and through the Audit Committee and Compensation Committee. During 2002, the Board held twelve regular meetings and seven special meetings as well as committee meetings. Each director serving in 2002 attended at least 75% of the regular and special meetings, and meetings of committees on which he served.

The Audit Committee operates pursuant to a charter adopted by the Board of Directors on June 1, 2000. The primary responsibilities of the Audit Committee are to recommend the selection of the Company's independent auditors, review with the independent auditors the Company's financial statements to determine if the Company is applying the appropriate accounting policies, and consult with the independent auditors on the Company's internal accounting controls. Each member of the Audit Committee is an independent director as defined under Rule 4200(a)(15) of the listing standards of the National Association of Stock Dealers. The Audit Committee Charter provides that our employees are not eligible to serve on the committee. The Board believes that each of the current members of the committee has employment experience that provides them with appropriate financial sophistication to serve on the committee.

The Compensation Committee recommends salaries and bonuses for the Company's executive officers to the Board and administers the Company's 1997 Stock Option Plan and Employee Stock Purchase Plan.

AUDIT COMMITTEE REPORT

We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended December 31, 2002. We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence. We have considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Submitted by the Audit Committee:

John S. Maring, Chairman
Mark F. Andrews, Jr.
Mark R. Madden

COMPENSATION COMMITTEE REPORT

The Company's executive compensation program is designed to attract, motivate and retain key executive officers and to align their compensation with the Company's business objectives, long-term objectives of shareholders, and the executive's individual performance.

The Compensation Committee administers the Company's executive compensation program. The Compensation Committee works with management to develop compensation plans for the Company and is responsible for determining the compensation of the executive officers and directors.

Executive salaries are reviewed annually. The Compensation Committee utilizes various industry compensation surveys, including the Northwest Financial Industry Salary Survey, and accounting firm completed industry surveys to determine the compensation levels of executive officers employed by financial institutions that are comparable in size, region and performance.

Using the information provided by this research along with other factors such as meeting organizational expansion goals, implementation of strategies, specific and overall performance, and stock value, the Compensation Committee considers the appropriate combination of salary levels, bonuses and retention incentives based on long-term equity compensation.

Submitted by the Compensation Committee:

Mark F. Andrews, Jr.
John S. Maring
Mark R. Madden

DIRECTORS' COMPENSATION

Directors are paid the following fees for meetings attended:

Board of Directors Meeting Fees
		Call-In
Cowlitz Bank Board of Directors:	$500.00
Cowlitz Bancorporation Board of Directors:	$500.00
Special Board of Directors:	$600.00	$300.00

Committee Meeting Fees
Audit Committee:
Chairman	$500.00
Members	$300.00	$200.00

Compensation Committee:
Chairman	$200.00
Members	$200.00	$100.00

As Chairman of the Board, Mr. Namatinia received a salary of $1,500 per month in 2002. Mr. Namatinia's monthly salary for 2003 is $4,000.

Stock Options. Each director serving on December 31, 2001, received an award of 10,000 stock options in January 2002, with 20% immediately vested and 20% vested annually until fully vested, and exercisable at fair market value on the date of the grant. In January 2003, each director, except the Chairman, received an award of 20,000 stock options, 100% vested upon grant, exercisable at fair market value on the date of the grant.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the annual compensation earned during 2000, 2001 and 2002 by the Company's Chief Executive Officer, who was in office at December 31, 2002, and each of the Company's other executive officers who earned in excess of $100,000 in salary, bonus, and other compensation during the last fiscal year (the "Named Executive Officers").
Name and Position	Year	Salary	Bonus	All Other Compensation*	Stock Option Grants
Paul L. Campbell President & CEO (1)	2002	$121,537	$0	$2,712	20,000
Gary Hanson Vice President (2)	2002	$103,846	$0	$1,012	20,000
Don P. Kiser Vice President & CFO	2002 2001 2000	$100,250 $106,250 $100,833	$0 $4,000 $0	$5,875 $6,000 $6,000	0 0 12,000
Harve E. Menkens (3)	2002 2001 2000	$129,453 $163,333 $139,660	$0 $25,000 $0	$1,719 $6,000 $6,000	16,000 23,000 30,000

* Company Contribution to 401(K) Plan

  Paul Campbell's hire date was March 27, 2002 and he left the Company in January 2003.
  Gary Hanson's hire date was March 25, 2002 and he left the Company in January 2003.
  Harve Menkens' employment was terminated April 5, 2002

Stock Options. The following table sets forth information concerning the award of stock options to the Named Executive Officers during 2002:
Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
					5% ($)	10% ($)
Paul L. Campbell (2)	20,000	12.58%	$5.57	03/25/12	$70,000	$177,600
Gary Hanson (2)	20,000	12.58%	$5.57	03/25/12	$70,000	$177,600
Harve E. Menkens	16,000	10.06%	$5.30	01/30/12	$53,280	$135,200
  These assumed rates of appreciation are provided in order to comply with the requirements of the Securities and Exchange Commission and do not represent the Company's expectation or projections as to the actual rate of appreciation of the Common Stock. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date options were granted over the full option term. The actual value of the options will depend on the performance of the Common Stock and may be greater or less than the amounts shown.
  Options awarded as part of an employment agreement with 50% vesting on the award date and the remainder scheduled to vest on the first anniversary of the award date. Mr. Campbell and Mr. Hanson resigned prior to the first anniversary of the award date.

The table below provides information on exercises of options during 2002 by the Named Executive Officers and information with respect to unexercised options held by the Named Executive Officers at December 31, 2002:

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values
Name	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised in-the-Money Options/SARs at Fiscal Year-End ($) Exercisable/Unexercisable

Paul Campbell	--	--	49,000 / 22,000	$20,592/ $18,930
Gary Hanson	--	--	14,800 / 23,200	$8,072 / $15,168
Don P. Kiser	--	--	10,400 / 8,200	$5,136/ $39,672
Harve E. Menkens	50,200	$54,200	--	--

Employment Agreements. Paul L. Campbell entered into an employment agreement with the Company on March 27, 2002. Under the employment agreement Mr. Campbell received an annual base salary of $155,000. Mr. Campbell received options to purchase 20,000 shares of common stock of the Company with 10,000 immediately exercisable, and the remaining 10,000 exercisable in one year. Mr. Campbell resigned from the Company on January 30, 2003.

Gary S. Hanson entered into an employment agreement with the Company on March 25, 2002. Under the employment agreement Mr. Hanson received an annual base salary of $135,000. Mr. Hanson received options to purchase 20,000 shares of common stock of the Company with 10,000 immediately exercisable, and the remaining 10,000 exercisable in one year. Mr. Hanson resigned from the Company on January 19, 2003.

Richard J. Fitzpatrick entered into an employment agreement with the Company on February 21, 2003, which has a five-year term, with the agreement that on the third anniversary and each anniversary thereafter the term shall be extended for an additional one year period unless either party delivers written notice of its intent not to extend the term. The term will end, however, no later than the anniversary following Mr. Fitzpatrick's sixty-fifth birthday. Under the employment agreement, Mr. Fitzpatrick receives an annual base salary of $237,500. Mr. Fitzpatrick received options to purchase 50,000 shares of common stock of the Company with 20% immediately vested and 20% vesting annually until fully vested. Under the agreement, Mr. Fitzpatrick is entitled to receive at least 30% annual bonus and additional stock options, provided specific performance goals are met.

If Mr. Fitzpatrick's employment is terminated without cause by the Company, or for good reason, he will receive his monthly base salary for the balance of the term, become fully vested in all retirement benefits and stock, and receive all benefits for the balance of the term. If employment is terminated due to a change in control within two years of the change in control, Mr. Fitzpatrick is entitled to receive a lump sum amount equal to three times the sum of his highest annual base salary and highest annual bonus plus the value of payments the Company would have made under certain benefit plans. The lump sum payment is payable within 60 days of termination. The agreement contains a covenant not to compete during the employment period and for a period following termination equal to the number of months for which Mr. Fitzpatrick is entitled to severance payment of employment or twelve months, whichever is greater.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about equity compensation plans in effect as of the end of the last completed fiscal year that provide for the award of securities or the grant of options to purchase securities to employees of the Company and its subsidiaries.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	500,500	$5.53	45,580
Equity compensation plans not approved by security holders (1)	231,466	$11.68	0
Total	731,966	$7.47	45,580

(1) Issued as part of the acquisition of Northern Bank of Commerce, to their directors and President/CEO.

STOCK PRICE PERFORMANCE GRAPH

The following chart compares the yearly percentage change in the cumulative total return on our common stock during the period commencing March 12, 1998 (formation of the Company) and during the fiscal years ended December 31, 2002, with the total return index for the Nasdaq Stock Market (US Companies) and the total return index for Nasdaq Bank stocks. This comparison assumes $100.00 was invested on March 12, 1998, in our common stock and in the comparison indices, and assumes reinvestment of all cash dividends prior to any tax effect and retention of all stock dividends. Price information for the chart was obtained using the Nasdaq closing price as of that date.

AGENDA ITEM 2 - AMENDMENT AND RESTATEMENT OF EMPLOYEE STOCK PURCHASE PLAN

In 1996, we adopted an Employee Stock Purchase Plan that permits eligible employees to purchase our Common Stock through payroll deductions. The Company established the Plan to encourage and facilitate the purchase of Common Stock by employees, thereby providing an additional incentive to them to promote the best interests of the Company and the opportunity to participate directly in the Company's future.

The Plan authorized the sale of 175,000 shares. As of March 31, 2003, 51,757 shares had been purchased under the Plan, leaving 123,243 remaining available.

The following is a summary of the primary differences between the Plan and the Amended and Restated Employee Stock Purchase Plan, and a summary of the terms of the Amended Plan, which description is subject to the terms of the Amended Plan attached as Appendix A.

Comparison of the Plan and the Amended Plan

All employees of the Company and its subsidiaries, after at least six months of service at over 20 hours per week, are eligible to participate in the Plan. Under the Plan, the purchase price of shares is fair market value.

The Board of Directors concluded that participation in the Plan had been limited and that providing employees the ability to purchase our Common Stock at a price equal to the lower of 85% of the market price of such shares on the first or last day of each six month offering period would make the Plan more attractive and increase employee participation. The Amended Plan also reduces the requirement of six months service with the Company to three months.

Under the Amended Plan, the Company holds the shares on behalf of the employee and if an employee requests distribution of such shares within one year of purchase, the employee is not eligible to participate in the Amended Plan for one year from the date of withdrawal of the shares. This provision is intended to encourage employees to remain as shareholders of the Company while they are plan participants.

Other Provisions of the Amended Plan

Eligible employees may authorize payroll deductions at any whole percentage rate from 1% to 10% of salary and bonus to be applied toward the purchase of Common Stock. As of March 31, 2003, there were approximately 149 employees who would be eligible to participate in the Amended Plan. No rights to purchase shares will be offered after December 31, 2012, or earlier at the discretion of the Board.

Separate six-month offerings commence on January 1 and July 1 of each year. An employee must authorize a payroll deduction before the start of an offering in order to participate in that offering. On the last business day of the offering, the employee will be deemed to have exercised the option to purchase as many shares as the employee's payroll deduction will allow at the option price. The option price is 85% of the lesser of (i) the fair market value of the stock on the first business day of the offering, or (ii) the fair market value of the stock on the last business day of the offering. The closing price of the Company's common stock as reported on the Nasdaq Stock Market on March 31, 2003 was $6.94.

An employee may withdraw from an offering at any time during an offering period, but in no event later than 15 days prior to the last day of the offering period. Upon withdrawal, the amount in the employee's account will be refunded. An employee may suspend participation in an offering at any time. In such a case, the amount accumulated in the employee's account prior to the suspension is not refunded, but is used to purchase shares as described in the preceding paragraph. An employee who has withdrawn from or suspended participation in an offering may not participate in the Amended Plan until the next offering commences.

No employee will be permitted to purchase any shares under the Amended Plan if such employee, immediately after such purchase, owns shares possessing five percent or more of the Common Stock. The fair market value of all shares purchased by an employee under the Amended Plan during any calendar year may not exceed $25,000.

The Board of Directors may at any time amend or terminate the Amended Plan, provided that no employee's existing rights under any offering already commenced may be adversely affected thereby. No amendment may be made to the Amended Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved thereunder or materially modify the eligibility requirements.

Federal Income Tax Consequences

The following discussion is a summary of the U.S. federal income tax rules applicable to purchases offered by the Company under the Amended Plan. Employees should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

The Amended Plan is intended to qualify as an "Employee Stock Purchase Plan" under the provisions of Section 421 and 423 of the Internal Revenue Code. Participants do not recognize taxable income at the time the shares are purchased, upon commencement of the offering period or when the shares are transferred to the Participant. An employee may become liable for tax upon dispositions of shares acquired under the Amended Plan, and the tax consequences will depend on how long the employee has held the shares prior to disposition.

If the shares are held for at least two years from the date the offering period in which the shares are purchased commences or at least one year after the shares are purchased, the participant will be required to include in income, as compensation for the year in which the participant disposes of such shares, an amount equal to the lesser of (a) the excess of the fair market value of such shares at the time of disposition over the purchase price, or (b) the excess of the fair market value of the shares at the commencement of the offering period over the purchase price at such time. If an employee holds the shares for the holding periods described above, no deduction in respect of the disposition of such shares will be allowed to the Company.

If the shares are sold or disposed of (including by way of gift) before the expiration of either the two year or the one year holding periods described above, the amount by which the fair market value of the shares on the purchase date exceeds the purchase price will be taxed as ordinary income to the employee. The Company, in the event of an early disposition, will be allowed a deduction for federal income tax purposes equal to the ordinary income realized by the employee.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of the Amended Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.

AGENDA ITEM 3 - ADOPTION OF STOCK INCENTIVE PLAN

In February 1998, our shareholders approved the 1997 Stock Option Plan. On May 10, 2001, shareholders approved an increase in the number of shares of Common Stock reserved for issuance under the 1997 Plan by 100,000 shares to an aggregate of 625,000. As of March 31, 2003, 45,580 shares were available for issuance under the 1997 Plan.

Since the adoption of the 1997 Plan, President Bush signed the Sarbanes-Oxley Act of 2002 into law, which imposes new limits on certain option exercise practices that were previously common and provided for in our 1997 Plan. Also, the Financial Accounting Standards Board recently announced its intention to draft rules that could require us to expense the "value" of stock options grants. If SFAS 123 is mandated as a result of further regulatory action, the high value assigned to stock options may make their further use less attractive and make the use of smaller grants of restricted stock, particularly grants with performance-based vesting, more attractive. The 1997 Plan does not provide for restricted stock grants. Additionally, the authorized shares under 1997 Plan are nearly exhausted.

As a result of these developments, the Board of Directors concluded that a new equity-based compensation plan with additional features should be adopted. We are seeking shareholder approval of the 2003 Stock Incentive Plan. The principal features of the 2003 Plan are summarized below, which description is subject to the terms of the 2003 Plan attached as Appendix B. The Board considered a number of factors in determining whether to adopt the 2003 Plan.

Comparison of 2003 Stock Incentive Plan and 1997 Stock Option Plan

There are three principal differences between the 2003 Plan and 1997 Plan.

First, the 2003 Plan initially authorizes awards of stock options to purchase or grants of restricted stock up to 500,000 shares of our common stock. Upon approval of the 2003 Plan, no further grants would be made under the 1997 Plan. Under the 2003 Plan, the maximum aggregate number of shares underlying all awards to any person in any single fiscal year is 60,000 shares of common stock.

Second, the 2003 Plan does not authorize the issuance of incentive stock options. In general, an optionee receiving an incentive stock option does not recognize any income upon either the award or exercise of the option. There are, however, no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an incentive stock option. The 1997 Plan authorized the issuance of incentive stock options and nonqualified stock options, but did not provide for restricted stock grants.

Third, the 2003 Plan authorizes the Board to make restricted stock grants in addition to awards of nonqualified stock options. Generally, restricted stock grants are grants of shares to an employee, director or consultant at nominal or no cost with a provision that provides that if the grantee quits or is terminated, the shares revert to the Company can be repurchased by the Company for the nominal price paid. While the grantee holds the shares, they are entitled to receive dividends, if any, and to vote the shares. Either over time (typically five years) or as a result of the company or the grantee achieving certain pre-established goals, the restrictions are removed and the employee would be free to dispose of the shares at market value. Until the shares vest, the employee cannot transfer the shares.

Restricted stock grants provide the following benefits:

    Grantees receive a more tangible benefit, which could be more effective as incentive compensation than stock options and result in the grantee having a stake not only if the stock price increases, but also a risk of loss of value, like other shareholders, if the stock price declines;
    We could award fewer shares with restricted stock grants than stock options because of the more tangible benefits to grantees, which results in a less dilutive effect of equity based compensation;
    In light of anticipated changes to accounting rules governing stock options, stock options may no longer enjoy favorable accounting treatment;
    Possible elections by recipients could accelerate tax deductions to the Company; and
    The Company can require grantees to meet performance based vesting standards to receive the economic benefits of such grants.

Description of the 2003 Stock Incentive Plan

Stock options and restricted stock grants may be awarded under the 2003 Plan. Stock options granted under the 2003 Plan will be nonqualified stock options. The 2003 Plan will be administered by the Compensation Committee.

Shares Subject to the 2003 Plan. Shares of Common Stock that may be awarded under the 2003 Plan are the 500,000 shares reserved for issuance under the 2003 Plan including shares represented by awards under the 2003 Plan which are forfeited, expire, cancelled without delivery of shares, or otherwise result in the return of shares to the Company.

Eligibility. Stock options and restricted stock grants may be awarded to directors, employees and consultants of the Company and its subsidiaries, as well as to persons to whom offers of employment have been made. The Committee, in its discretion, will select the individuals to whom options and restricted stock will be awarded, the time or times at which such awards are made, and the number of shares subject to each award.

Terms and Conditions of Awards. Each award must be evidenced by a written agreement between the Company and the optionee or grantee.

Purchase Price. The Committee will determine the exercise price for the shares of common stock underlying each stock option at the time the stock option is awarded. The exercise price for shares under a stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted. The Committee will determine whether or not a restricted stock grantee must make a payment to the Company for all or some portion of the fair market value of the shares of common stock covered by the award. The fair market value for a share of Common Stock underlying each award is the closing price per share on the NASDAQ Stock Market on the date the award is granted.

Vesting of Award. The Committee will determine when stock options become exercisable. In the case of restricted stock grants, the Committee will also determine whether grants are subject to a performance-based vesting schedule, time-based vesting schedule or combination of both. The terms of vesting are at the discretion of the Committee.

Form of Consideration. The means of payment for shares issued upon exercise of an award will be specified in each award agreement. The 2003 Plan permits payment of the exercise price of a stock option to be made by cash, check, and by delivery of other shares of Common Stock that have been owned for six months or more as of the exercise date. The recipient must also pay the Company the amount of federal, state, and local withholding taxes required to be withheld.

Term of Stock Options.  The term of a stock option may be no more than ten years from the date of grant. No stock option may be exercised after the expiration of its term.

Termination of Employment. If an optionee's employment terminates for any reason other than death or disability, then all stock options that he or she could have exercised at the date of termination, may be exercised within the three month period following termination.

Death or Disability.  If an optionee's employment, services as a director or consulting relationship terminates as a result of his or her death, then all stock options he or she could have exercised at the date of death, may be exercised within the twelve month period following death by his or her estate or by the person who acquires the exercise right by bequest or inheritance. In addition, if optionee's employment, services as a director or consulting relationship terminates as a result of the optionee's total and permanent disability, then the optionee may, within twelve months after the termination, exercise all stock options he or she could have exercised at the termination date, provided that no such stock options may be exercised after expiration of the term specified in the stock option agreement.

Transferability of Stock Options. Nonqualified Stock Options may be transferred by gift to the optionee's spouse, children or a trust for the exclusive benefit of any combination of the optionee, the optionee's spouse and the optionee's children but only to the extent permitted by the Committee as expressly stated in the Option Agreement evidencing such Nonqualified Stock Option. Unless otherwise determined by the Committee, stock options awarded under the 2003 Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee.

Other Provisions.  An award agreement may contain other terms, provisions, and conditions not inconsistent with the 2003 Plan, as may be determined by the Committee.

Restricted Stock Grants.  Restricted stock grants may be made alone, in addition to, or together with other awards under the 2003 Plan. Unless the Committee determines otherwise, each Restricted Stock Agreement will provide that any non-vested stock is forfeited to or repurchased by the Company for the nominal amount paid, upon the recipient's termination of employment for any reason. The repurchase provisions for the non-vested stock will lapse at a rate or upon the achievement of present goals, as determined by the Committee. Shares covered by a restricted stock grant may not be transferred by the grantee prior to vesting.

Adjustments upon Changes in Capitalization, Merger or Sale of Assets.  In the event that the Company's stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in capital structure effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the 2003 Plan, the number and class of shares of stock subject to any outstanding stock option under the 2003 Plan, and the exercise price for shares subject to any such outstanding stock option. In the event of a liquidation or dissolution, any unexercised awards will terminate. In the event of a change of control, as determined by the Board, the Board, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award.

Amendment and Termination of the Stock Plan.  The Board may amend, alter, suspend or terminate the 2003 Plan, or any part thereof, at any time and for any reason. However, the Company will obtain shareholder approval for any amendment to the 2003 Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board or shareholders may alter or impair any award previously granted under the 2003 Plan without the written consent of the grantee. The 2003 Plan shall remain in effect for 10 years unless terminated by action of the Board or operation of law.

Federal Income Tax Consequences

The federal income tax consequences to the Company and recipients of stock options and restricted stock grants under the 2003 Plan are complex and subject to change. The following discussion is a summary of the general rules applicable to the 2003 Plan. Recipients of awards should consult their own tax advisors because a taxpayer's particular situation may be such that some variation of the rules described below will apply.

Stock Options

Nonqualified stock options do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. The 2003 Plan does not provide for the issuance of incentive stock options. An optionee generally will not recognize any taxable income at the time he or she is awarded a nonqualified option. Upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

In general, there will be no federal income tax deduction allowed to the Company upon the award or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Restricted Stock Grants

Generally, the recipient of a restricted stock grant will not recognize income at the time that a restricted stock grant is awarded. Instead, as the shares vest under the terms of restricted stock agreement (over time or upon the achievement of performance-based vesting criteria) the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares when they vest over any amount paid by the recipient in exchange for the shares. Grantees may make an election under Section 83(b) of the Internal Revenue Code to recognize the compensation income on the shares at the time of the award and at the fair market value of the shares at that time.

The recipient's basis for determination of gain or loss upon the subsequent disposition of shares acquired as restricted stock grants will be the amount paid for such shares plus any ordinary income recognized either when the shares were received or when the shares vested. Upon the disposition of any shares received as restricted stock grants, the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held from more than one year at the time of their disposition .

In the year that the recipient of a restricted stock grant award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of the 2003 Stock Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE 2003 STOCK INCENTIVE PLAN.

AGENDA ITEM 4. OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the best judgment of the person or persons voting the proxies.

RELATED PARTY TRANSACTIONS

From time to time, the Company has outstanding loans to directors, their spouses, associates, and related organizations. All such loans are made in the ordinary course of business and on substantially the same terms and conditions; including interest rate and collateral required, as comparable transactions with unaffiliated parties. Such loans do not involve more than the normal risk of collectibility or present other unfavorable features. Currently there is one outstanding credit line to a director, with a zero balance.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Section 16(a)") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of the Company's Securities.

Based solely on its review of copies of reports made pursuant to Section 16(a) of the Securities Exchange Act of 1934, related regulations, and written representations, no other reports were required. The Company believes that during the year ended December 31, 2002 all filing requirements applicable to its directors, executive officers, and greater than 10% shareholders were satisfied.

AUDITORS

Audit Fees. The aggregate fees billed by Moss Adams LLP for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2002 and the review of the consolidated financial statements included in the Corporation's Form 10-Q for fiscal 2002 were $84,900.00.

Financial Information Systems Design and Implementation Fees. There were no fees billed by Moss Adams LLP to the Corporation for financial information systems design and implementation fees for the fiscal year ended December 31, 2002.

All Other Fees. The aggregate fees billed to the Corporation for all other services rendered by Moss Adams LLP for the fiscal year ended December 31, 2002 were $50,100.00.

The Audit Committee has determined that the provision of services rendered above for (a) financial information systems design and implementation fees, and (b) all other fees, is compatible with maintaining Moss Adams LLP's independence.

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

The Company must receive a shareholder proposal on or before December 20, to consider it for inclusion in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting of Shareholders in 2004. The Company's address for submitting proposals is P.O. Box 1518, Longview, Washington 98632.

FINANCIAL STATEMENTS

The Company's 2002 Annual Report to Shareholders, including financial statements prepared in conformity with generally accepted accounting principles, is being mailed to shareholders with these proxy materials. Any shareholder that has not received a copy of such Annual Report may obtain a copy by writing the Company.

We urge you to sign and return the enclosed proxy card as promptly as possible, whether or not you plan to attend the annual meeting in person. If you do attend the annual meeting, you may then withdraw your proxy. The proxy may be revoked at any time prior to its exercise.

On behalf of the Board of Directors,

Don P. Kiser
Vice President & Secretary

Longview, Washington
April 15, 2003

APPENDIX A

COWLITZ BANCORPORATION

AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE. Cowlitz Bancorporation (the "Company") believes that the opportunity for employees of the Company and its Participating Subsidiaries (as defined below) to acquire or increase their proprietary interests in the Company is desirable as a means to create an incentive to better performance and improvement of profits, as a means by which Eligible Employees (as defined below) may share in the rewards of growth and success, and enhances the Company's ability to attract and retain qualified employees. This Cowlitz Bancorporation Employee Stock Purchase Plan (the "Plan") is intended to provide a convenient and attractive means by which Eligible Employees can acquire shares of Common Stock of the Company. This Plan is intended to qualify as an "Employee Stock Purchase Plan" under Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of this Plan will be construed in a manner consistent with the requirements of such sections of the Code and the regulations issued thereunder.

2. DEFINITIONS. As used in this Plan:

2.1. "Account" means the account recorded in the records of the Company established on behalf of a Participant to which the amount of the Participant's payroll deductions authorized under Section 6 and purchases of Common Stock under Section 8 shall be credited, and any distributions of shares of Common Stock under Section 9 and withdrawals under Section 10 shall be charged.

2.2. "Benefits Administrator" means the employee benefits department of the Company or any such other person, regardless of whether employed by an Employer, who has been formally, or by operation or practice, designated by the Committee to assist the Committee with the day-to-day administration of this Plan.

2.3. "Board" means the Board of Directors of the Company.

2.4. "Code" means the Internal Revenue Code of 1986, or any successor thereto, as amended and in effect from time to time. Reference in this Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to any Section and any treasury regulations thereunder.

2.5. "Committee" means the Compensation Committee of the Board. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may split the powers and duties of the Committee among one or more separate Committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

2.6. "Common Stock" means the Common Stock, without par value, of the Company.

2.7. "Company" means Cowlitz Bancorporation, a Washington corporation, and any successor thereto.

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2.8. "Disability" means any complete and permanent disability as defined in Section 22(e)(3) of the Code.

2.9. "Effective Date" means the date on which this Plan is approved by the shareholders of the Company, which date shall be the inception date of this Plan.

2.10. "Eligible Compensation" means all regular straight-time earnings or base salary, plus payments for overtime, shift differentials, incentive compensation, bonuses, and other special payments, fees, allowances or extraordinary compensation.

2.11. "Eligible Employee" means any Employee who meets the eligibility requirements of Section 3.

2.12. "Employee" means any person who, at such time, is in the Employment of an Employer.

2.13. "Employer" means the Company, its successors, any future parent (as defined in Section 424(e) of the Code), and each Participating Subsidiary.

2.14. "Employment" means employment as an employee or officer by the Company or a Participating Subsidiary as designated in such entity's payroll records, or by any corporation issuing or assuming rights or obligations under this Plan in any transaction described in Section 424(a) of the Code or by a parent corporation or a subsidiary corporation of such corporation. In this regard, neither the transfer of a Participant from Employment by the Company to Employment by a Participating Subsidiary nor the transfer of a Participant from Employment by a Participating Subsidiary to Employment by either the Company or by any other Participating Subsidiary shall be deemed to be a termination of Employment of the Participant. Moreover, the Employment of a Participant shall not be deemed to have been terminated because of absence from active Employment on account of temporary illness or during authorized vacation, temporary leaves of absence from active Employment granted by Company or any Participating Subsidiary for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Participant returns to active Employment within 90 days after the termination of military leave, or during any period required to be treated as a leave of absence which, by virtue of any valid law or agreement, does not result in a termination of Employment. Any worker treated as an independent contractor by the Company or any Participating Subsidiary who is later reclassified as a common-law employee shall not be in Employment during any period in which such worker was treated by the Company or a Participating Subsidiary as an independent contractor. Any "leased employee", as described in Section 414(n) of the Code, shall not be deemed an Employee hereunder.

2.15. "Entry Date" means the first day of each Offering Period.

2.16. "Market Price" as of any date means, subject to the next paragraph, the closing sales price for a share of Common Stock or, if a closing sales price is not quoted, the average of the closing bid and asked prices for a share of Common Stock, in each case, determined as of the immediately preceding trading day as quoted on the principal exchange or trading market (including the National Association of Securities Dealers Automated Quotation System) on which shares of Common Stock are traded as determined by the Committee. If shares of Common Stock are not traded on any exchange or trading market, "Market Price" shall be as determined by the Committee in its discretion provided that such method is appropriate for purposes of an employee stock purchase plan under Section 423 of the Code.

Notwithstanding the previous paragraph of this definition, the Market Price of a share of Common Stock solely for purposes of determining the Purchase Price on the first or last day of the Offering Period in accordance with Section 7.2 shall be based on the Market Price on the first or last day of the Offering Period, as applicable, and not on the immediately preceding trading day.

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2.17. "Offering Period" means a six consecutive month period beginning on each January 1 and July 1, commencing with the first such date following the Effective Date and continuing until this Plan is terminated.

2.18. "Participant" means any Eligible Employee who has elected to and is participating in this Plan.

2.19 "Participating Subsidiary" means each Subsidiary of the Company commencing on the date that the entity first meets the qualifications of being a Subsidiary (as set forth below) and continuing until such date that the entity ceases to meet the qualifications of being a Subsidiary, unless the Board or the Committee, determines otherwise with respect to such Subsidiary or unless the inclusion of such Subsidiary would cause the Company to incur adverse accounting charges.

2.20. "Plan" means this Cowlitz Bancorporation Amended and Restated Employee Stock Purchase Plan, as set forth herein, and all amendments hereto.

2.21. "Purchase Date" means the last day of each Offering Period except under the circumstances referred to in Section 15, below.

2.22. "Purchase Price" means with respect to an Offering Period an amount equal to the lesser of (a) 85% of the Market Price of a share of Common Stock on the first day of the Offering Period or (b) 85% of the Market Price of a share of Common Stock on the last day of the Offering Period. Only the Market Price as of the first day of the Offering Period and the last day of the Offering Period shall be considered for purposes of determining the Purchase Price; interim fluctuations during the Offering Period shall not be considered.

2.23. "Subsidiary" means any domestic or foreign corporation, limited liability company, partnership or other form of business entity (other than the Company) which, pursuant to Section 424(f) of the Code, is included in an unbroken chain of entities beginning with the Company if, as of the Entry Date, each of the entities other than the last entity in the unbroken chain owns at least a majority of the total combined voting power of all interests in one of the other entities in such chain.

3. ELIGIBILITY.

3.1. Eligibility Requirements. Participation in this Plan is voluntary. Each Employee who has completed at least three consecutive months of continuous Employment with an Employer (calculated from the Participant's last date of hire to the termination of the Participant's Employment for any reason), is regularly scheduled to work at least 20 hours per week and has reached the age of majority in the jurisdiction of the Participant's legal residency, will be eligible to participate in this Plan on the first day of the payroll period commencing on or after the earlier of (i) the Effective Date or (ii) the next Entry Date after the date on which the Employee satisfies the aforementioned eligibility requirements. Each Employee whose Employment terminates and who is rehired by an Employer shall be treated as a new Employee for eligibility purposes under this Plan. Notwithstanding the foregoing, an Employee shall be deemed to satisfy the requirement of continuous Employment if such requirement is satisfied when the Employment of such Employee with an entity whose assets or stock is acquired by the Company or a Participating Subsidiary through the date of such acquisition is added to such Employee's continuous Employment with an Employer after the date of such acquisition.

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3.2. Limitations on Eligibility.

(a) Notwithstanding any provision of this Plan to the contrary, no Employee will be eligible to purchase shares of Common Stock under this Plan if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary. For purposes of this Section 3.2, pursuant to Section 424(d) of the Code, (i) the Employee with respect to whom such limitation is being determined, shall be considered as owning any stock owned, directly or indirectly, by or for the Participant's brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and (ii) stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

(b) Notwithstanding any provision of this Plan to the contrary, if an Employee requests the issuance of a stock certificate or transfer of shares of Common Stock purchased under this Plan within one year of the date of purchase, such Employee will not be eligible to purchase shares of Common Stock under this Plan for one year from the date of such request.

4. SHARES SUBJECT TO THIS PLAN. There are 175,000 shares (subject to adjustment as provided in Section 15) of Common Stock reserved for purchase under this Plan. Prior to the Effective Date, employees purchased 51,757 shares under the Plan. On the Effective Date, 123,243 shares will be available for purchase under this Plan. Such shares may be originally issued shares, treasury shares, reacquired shares, shares bought in the market, or any combination of the foregoing. If any right to purchase shares of Common Stock under this Plan expires or terminates for any reason without having been exercised in full, the unpurchased shares will again become available for purposes of this Plan. Upon termination of this Plan, any reserved shares which are not subject to outstanding rights to purchase such shares pursuant to this Plan shall cease to be subject to this Plan.

5. PARTICIPATION.

5.1. Payroll Deduction Authorization. An Employee shall be eligible to participate in this Plan as of the first Entry Date following such Employee's satisfaction of the eligibility requirements of Section 3. At least 10 days (or such other period as may be prescribed by the Committee or a Benefits Administrator) prior to the first Entry Date that an Employee is eligible to participate in this Plan, the Employee shall execute and deliver to the Benefits Administrator, on the form prescribed for such purpose, an authorization for payroll deductions which specifies the Participant's chosen rate of payroll deduction contributions pursuant to Section 6, and such other information as is required to be provided by the Employee on such enrollment form. The enrollment form shall authorize the Employer to reduce the Employee's Eligible Compensation by the amount of such authorized contributions.

5.2. Continuing Effect of Payroll Deduction Authorization. Payroll deductions for a Participant will commence with the first payroll period beginning after the Participant's authorization for payroll deductions becomes effective, and will end with the payroll period that ends when terminated by the Participant in accordance with Section 6.3 or due to the Participant's termination of Employment in accordance with Section 11. Payroll deductions will also cease when the Participant is suspended from participation due to a withdrawal of payroll deductions in accordance with Section 10. When applicable with respect to a Participant who is paid on an hourly wage basis, the authorized payroll deductions shall be withheld from wages when actually paid following the period in which the compensatory services were rendered. Only payroll deductions that are credited to the Participant's Account during the Offering Period will be used to purchase Common Stock pursuant to Section 8 regardless of when the work was performed.

5.3. Employment and Shareholders Rights. Nothing in this Plan will confer on a Participant the right to continue in the employ of the Employer or will limit or restrict the right of the Employer to terminate the Employment of a Participant at any time with or without cause. A Participant will have no interest in any Common Stock to be purchased under this Plan and will have no rights as a shareholder with respect to such Common Stock until the Common Stock has been purchased and credited to the Participant's Account.

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6. PAYROLL DEDUCTIONS.

6.1. Participant Contributions by Payroll Deductions. At the time a Participant files the Participant's payroll deduction authorization form, the Participant will elect to have deductions made from the Participant's Eligible Compensation for each payroll period such authorization is in effect, in whole percentages, at the rate of not less than 1% nor more than 10% of the Participant's Eligible Compensation. A Participant may, if permitted by the Committee and the Benefits Administrator, elect different rates of deductions with respect to bonuses or commissions from the rate of deduction elected with respect to such Participant's base pay.

6.2. No Other Participant Contributions Permitted. All payroll deductions made for a Participant will be credited to the Participant's Account under this Plan. A Participant may not make any separate cash payment into such Account.

6.3. Changes in Participant Contributions. Subject to Sections 10 and 20, a Participant may increase, decrease, suspend, or resume payroll deductions under this Plan by giving written notice to a designated Benefits Administrator at such time and in such form as the Committee or Benefits Administrator may prescribe from time to time. Such increase, decrease, suspension or resumption will be effective as of the first day of the payroll period as soon as administratively practicable after receipt of the Participant's written notice, but not earlier than the first day of the payroll period of the next Offering Period following receipt and acceptance of such form. Notwithstanding the previous sentence, a Participant may completely discontinue contributions at any time during an Offering Period, effective as of the first day of the payroll period as soon as administratively practicable following receipt of a written discontinuance notice from the Participant on a form provided by a designated Benefits Administrator. Following a discontinuance of contributions, a Participant cannot authorize any payroll contributions to the Participant's Account for the remainder of the Offering Period in which the discontinuance was effective.

6.4. Limitation on Annual Contributions. No Participant shall be entitled to make contributions which would have the effect of permitting the Participant to purchase Common Stock under this Plan and all other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined as of the Entry Date) for any calendar year in which such right to purchase shares of Common Stock under this Plan is outstanding at any time, all as determined in accordance with Section 423(b)(8) of the Code. For purposes of this Section 6.4, pursuant to Section 423(b)(8) of the Code, (i) the right to purchase shares of Common Stock under this Plan accrues on the Entry Date of each Offering Period, (ii) the right to purchase stock under this Plan accrues at the rate provided in this Plan but in no case may such rate exceed $25,000 of fair market value of such stock (determined as of the Entry Date of each Offering Period) for any one calendar year, and (iii) a right to purchase shares of Common Stock which has accrued during one Offering Period may not be carried over to any other Offering Period. In the event that the Section 423 of the Code is amended to increase this $25,000 limitation, this Section 6.4 shall automatically, upon the effective date of such amendment, be amended to permit contributions to the maximum extent permitted under Section 423 of the Code as so amended.

7. RIGHTS TO PURCHASE SHARES OF COMMON STOCK. For each Offering Period, a Participant will, as of the first day of the Offering Period, have the right to purchase as many whole shares of Common Stock as may be purchased with the payroll deductions (and any cash dividends as provided in Section 8) credited to the Participant's Account during the Offering Period.

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8. PURCHASE OF SHARES.

8.1. Automatic Purchase of Shares. Unless a Participant has elected to withdraw payroll deductions in accordance with Section 10, as of the Purchase Date each Participant will be deemed to have automatically purchased the number of whole shares of Common Stock which the accumulated payroll deductions (and cash dividends on the Common Stock as provided in Section 8.2) in the Participant's Account at that time will purchase at the applicable Purchase Price. Fractional shares will not be issued under this Plan. As of each Purchase Date, the balance of each Participant's Account shall be applied to purchase the number of whole shares of Common Stock as determined by dividing the balance of such Participant's Account as of such date by the Purchase Price determined pursuant to Section 7.2. The Participant's Account shall be debited accordingly. Any excess funds in such Participant's Account shall be carried forward to the next Offering Period. The Committee or its delegate shall make all determinations with respect to applicable currency exchange rates when applicable.

8.2. Dividends Generally. Cash dividends paid on shares of Common Stock which have not been delivered to the Participant pending the Participant's request for delivery pursuant to Section 9.3, will be combined with the Participant's payroll deductions and applied to the purchase of Common Stock at the end of the Offering Period in which the cash dividends are received, subject to the Participant's withdrawal rights set forth in Section 10. Dividends paid in the form of shares of Common Stock or other securities with respect to shares that have been purchased under this Plan, but which have not been delivered to the Participant, will be credited to the shares that are credited to the Participant's Account.

8.3. Pro-rata Allocation of Available Shares. If at any time the total number of shares to be purchased by all Participants under this Plan exceeds the number of shares authorized under Section 4, a pro-rata allocation of the available shares will be made among all Participants authorizing such payroll deductions based on the amount of their respective payroll deductions through the last day of the Offering Period.

9. OWNERSHIP AND DELIVERY OF SHARES.

9.1. Beneficial Ownership. A Participant will be the beneficial owner of the shares of Common Stock purchased under this Plan in accordance with Section 8.1 and will have all rights of beneficial ownership in such shares. Any dividends paid with respect to such shares will be credited to the Participant's Account and applied as provided in Section 8 until the shares are delivered to the Participant.

9.2. Registration of Shares of Common Stock. For one year following the date of purchase, the Company will hold the shares of Common Stock purchased under this Plan for the benefit of the Participant or their designee. After the first anniversary of the date of purchase, the shares of Common Stock to be delivered to a Participant under this Plan will be registered on the books and records of the Company in the name of the Participant, or if the Participant so directs by written notice to the designated Benefits Administrator or brokerage firm, if any, prior to the purchase of shares of Common Stock hereunder, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law. Any such designation shall not apply to shares purchased after a Participant's death by the Participant's beneficiary or estate, as the case may be, pursuant to Section 11.2. If a brokerage firm is engaged by the Company to administer Accounts under this Plan, such firm shall provide such account registration forms as are necessary for each Participant to open and maintain a brokerage account with such firm.

9.3. Delivery of Stock Certificates. The Company, its transfer agent or a brokerage firm or other entity selected by the Company, shall deliver to each Participant a certificate for the number of shares of Common Stock purchased by the Participant hereunder as soon as practicable upon the written request of the Participant. However, a request for delivery of shares that have been owned for less than one year results in the employee becoming ineligible to participate in the Plan for one year commencing on the date of such request.

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9.4. Regulatory Approval. In the event the Company is required to obtain from any commission or agency the authority to issue any stock certificate hereunder, the Company shall seek to obtain such authority. The inability of the Company to obtain from any such commission or agency the authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant, except to return to the Participant the amount of the Participant's Account balance used to purchase the affected shares.

10. WITHDRAWAL OF PAYROLL DEDUCTIONS. At any time during an Offering Period, but in no event later than 15 days (or such shorter period prescribed by the Committee or a Benefits Administrator) prior to the last day of the Offering Period, a Participant may elect to abandon the Participant's election to purchase Common Stock under this Plan. By written notice to the designated Benefits Administrator on a form provided for such purpose, the Participant may thus elect to withdraw all of the accumulated balance in the Participant's Account being held for the purchase of Common Stock in accordance with Section 8.2. Partial withdrawals will not be permitted. All such amounts will be paid to the Participant as soon as administratively practical after receipt of the Participant's notice of withdrawal. After receipt and acceptance of such withdrawal notice, no further payroll deductions will be made from the Participant's Eligible Compensation beginning as of the next payroll period during the Offering Period in which the withdrawal notice is received. The Committee, in its discretion, may determine that amounts otherwise withdrawable hereunder by Participants shall be offset by an amount that the Committee, in its discretion, determines to be reasonable to help defray the administrative costs of effecting the withdrawal. After a withdrawal, an otherwise eligible Participant may resume participation in this Plan as of the Entry Date of the Offering Period next following the Participant's delivery of a payroll deduction authorization pursuant to the procedures prescribed in Section 5.1.

11. TERMINATION OF EMPLOYMENT.

11.1. General Rule. Upon termination of a Participant's Employment for any reason, the Participant's participation in this Plan will immediately terminate except as set forth in Section 11.2.

11.2. Termination Due to Retirement, Death or Disability. If the Participant's termination of Employment is due to (i) retirement from Employment on or after the Participant's attainment of age 65, (ii) death or (iii) Disability, the Participant (or the Participant's personal representative or legal guardian in the event of Disability, or the Participant's beneficiary (as defined in Section 12) or the administrator of the Participant's will or executor of the Participant's estate in the event of death), will have the right to elect, either to:

11.2.1. Withdraw all of the cash and shares of Common Stock credited to the Participant's Account as of the termination date; or

11.2.2. Purchase shares of Common Stock on the last day of the Offering Period (in which termination of Employment occurs) in such quantity of shares of Common Stock which the cash balance credited to the Participant's Account as of the date of the Participant's termination of Employment will purchase at the applicable Purchase Price.

The Participant (or, if applicable, such other person designated in the first paragraph of this Section 11.2) must make such election by giving written notice to the Benefits Administrator at such time and in such manner as prescribed from time to time by the Committee or Benefits Administrator. In the event that no such written notice of election is received by the Benefits Administrator within 30 days of the Participant's termination of Employment date, the Participant (or such other designated person) will automatically be deemed to have elected to withdraw the cash balance in the Participant's Account as of the termination date. Thereafter, any accumulated cash and shares of Common Stock credited to the Participant's Account as of the termination of Employment date will be delivered to or on behalf of the Participant as soon as administratively practicable.

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11.3. Termination Other Than for Retirement, Death or Disability. Upon termination of a Participant's Employment for any reason other than retirement, death, or Disability pursuant to Section 11.2, the participation of the Participant in this Plan will immediately terminate. Thereafter, any accumulated cash and shares of Common Stock credited to the Participant's Account as of the Participant's termination of Employment date will be delivered to the Participant as soon as administratively practicable.

11.4. Rehired Employees. Any Employee whose Employment terminates and who is subsequently rehired by an Employer shall be treated as a new Employee for purposes of eligibility to participate in this Plan.

12. ADMINISTRATION OF THIS PLAN.

12.1. Authority of the Committee. Subject to the provisions of this Plan, the Committee shall have the plenary authority to (i) interpret this Plan and all rights granted under this Plan, (ii) make such rules as it deems necessary for the proper administration of this Plan, (iii) make all other determinations necessary or advisable for the administration of this Plan, and (iv) correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any right granted under this Plan in the manner and to the extent that the Committee deems advisable. Any action taken or determination made by the Committee pursuant to this and the other provisions of this Plan shall be conclusive on all persons including the Company, Participants and the estates and beneficiaries of Participants. By express written direction, or by the day-to-day operation of Plan administration, the Committee may delegate the authority and responsibility for the day-to-day administrative or ministerial tasks of this Plan to a Benefits Administrator, including a brokerage firm or other third party engaged for such purpose.

12.2. Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel or counsel regularly employed by the Company, consultants, and agents as the Committee may deem appropriate for the administration of this Plan. The Committee may rely upon any opinion or computation received from any such counsel, consultant or agent. All expenses incurred by the Committee in interpreting and administering this Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

12.3. Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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13. DESIGNATION OF BENEFICIARY. At such time, in such manner, and using such form as shall be prescribed from time to time by the Committee or a Benefits Administrator, a Participant may file a written designation of a beneficiary who is to receive any Common Stock and/or cash credited to the Participant's Account at the Participant's death. Such designation of beneficiary may be changed by the Participant at any time by giving written notice to the Benefits Administrator at such time and in such form as prescribed. Upon the death of a Participant, and receipt by the Benefits Administrator of proof of identity of a beneficiary validly designated under this Plan, the Benefits Administrator will take appropriate action to ensure delivery of such Common Stock and/or cash to such beneficiary. In the event of the death of a Participant and the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant's death, the Benefits Administrator will take appropriate action to ensure delivery of such Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Benefits Administrator), the Committee, in its discretion, may direct delivery of such Common Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Committee may designate in its discretion. Prior to the death of the Participant, no beneficiary will acquire any interest in any Common Stock or cash credited to the Participant's Account.

14. TRANSFERABILITY. No amounts credited to a Participant's Account, whether cash or Common Stock, nor any rights to purchase shares of Common Stock under this Plan, may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition will be void and without effect. During the Participant's lifetime, the rights to purchase Common Stock under this Plan shall belong solely to the Participant. The Company shall not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant of any right to purchase shares of Common Stock under this Plan or of any other rights of the Participant under this Plan.

15. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The Board shall make or provide for such adjustments in the number of shares reserved under this Plan specified in Section 4 and the number and Purchase Price of shares subject to rights to purchase shares of Common Stock under this Plan as the Board shall determine is appropriate to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, stock exchange, combination of shares, or other change in the capital structure of the Company, merger, consolidation, spin-off of assets, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities, any other corporate transaction or event having an effect similar to any of the foregoing.

In the event of a merger of one or more corporations into the Company, or a consolidation of the Company and one or more other corporations in which the Company is the surviving corporation, each Participant, at no additional cost, shall be entitled, upon payment for all or part of the Common Stock purchasable by the Participant under then outstanding rights to purchase shares of Common Stock under this Plan, to receive (subject to any required action by shareholders) in lieu of the number of shares of Common Stock which the Participant was entitled to purchase, the number and class of shares of Common Stock or other securities to which such Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such Participant had been the holder of record of the number of shares of Common Stock equal to the number of shares of Common Stock purchasable by the Participant under this Plan.

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If the Company is not the surviving corporation in any reorganization, merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), or if the Company is to be dissolved or liquidated or is to sell substantially all of its assets or stock to another corporation or other entity, then, unless a surviving corporation assumes or substitutes new rights to purchase shares of stock (within the meaning of Section 424(a) of the Code) for all rights to purchase shares of Common Stock then outstanding, (i) the Purchase Date shall be accelerated to a date fixed by the Committee prior to the effective date of such corporate event, (ii) a Participant may, at the Participant's election by written notice to the Company, either (x) withdraw from this Plan pursuant to Section 10 and receive a refund from the Company in the amount of the accumulated cash and Common Stock balance in the Participant's Account, (y) exercise a portion of the Participant's right to purchase shares of Common Stock as of such accelerated Purchase Date, to the extent of the balance in the Participant's Account, or (z) exercise in full the Participant's outstanding rights to purchase shares of Common Stock as of such accelerated Purchase Date, which exercise shall require such Participant to pay the related Purchase Price, and (iii) after such effective date any unexercised rights to purchase shares of Common Stock under this Plan shall expire except as expressly provided in this Section 15. For purposes of computing the Purchase Price per share of Common Stock, the last day of the Offering Period shall be deemed to be the accelerated Purchase Date as determined by the Committee. If the Participant elects to exercise all or any portion of the rights to purchase shares of Common Stock under this Plan, the Company shall deliver to such Participant a stock certificate issued pursuant to Section 9.4 for the number of shares of Common Stock with respect to which such rights were exercised and for which such Participant has paid the Purchase Price. If the Participant fails to provide the notice set forth above within three days after the accelerated Purchase Date as determined by the Committee under this Section 15, the Participant shall be conclusively presumed to have requested to withdraw from this Plan and will receive payment of the accumulated balance of the Participant's Account. The Committee shall take such steps in connection with such transactions as the Committee shall deem necessary or appropriate to assure that the provisions of this Section 15 are effectuated for the benefit of the Participants.

Except as expressly provided in this Section 15, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then available for purchase under this Plan.

16. PLAN EXPENSES; USE OF FUNDS; NO INTEREST PAID. The expenses of this Plan shall be paid by the Company except as otherwise provided herein or under the terms and conditions of any agreement entered into between the Participant and any brokerage firm engaged to administer Accounts. All funds received or held by the Company under this Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any Participant or credited to any Participant's Account under this Plan.

17. TERM OF THIS PLAN. This Plan shall become effective upon the approval of this Plan by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the Company's shareholders held on or before 12 months from March 26, 2003. Except with respect to rights to purchase shares of Common Stock then outstanding, if not terminated sooner under the provisions of Section 18, no further rights to purchase shares of Common Stock shall be granted under this Plan at the earlier of (i) December 31, 2012, or (ii) the point in time when no shares of Common Stock reserved for issuance under Section 4 are available.

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18. AMENDMENT OR TERMINATION OF THIS PLAN. The Board shall have the plenary authority to terminate or amend this Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, (i) increase the number of shares reserved for issuance under this Plan pursuant to Section 4, (ii) materially amend the requirements to qualify as an Eligible Employee under this Plan, or (iii) permit the members of the Committee to purchase Common Stock under this Plan. No termination, modification, or amendment of this Plan shall adversely affect the rights of a Participant with respect to a right to purchase shares of Common Stock previously granted to such Participant under this Plan without the Participant's written consent.

This Plan shall not be amended by the Board without first obtaining approval of the Company's shareholders to the extent that the Committee determines that (i) the listing for qualification requirements of any national securities exchange or trading marking on which the Company's Common Stock is then listed or quoted, or (ii) the Code (including regulations issued thereunder), require shareholder approval in order to maintain compliance with such listing or qualification requirements or to maintain any favorable tax advantages or qualifications.

19. SECURITIES LAWS RESTRICTIONS ON PURCHASES UNDER THIS PLAN. The Committee may, in its discretion, require, as a condition to the exercise of any right to purchase shares of Common Stock under this Plan, that the shares of Common Stock reserved for issuance under this Plan shall have been duly listed, upon official notice of issuance, upon a stock exchange or trading market, and that either (i) a registration statement under the Securities Act of 1933, as amended, is effective with respect to the shares of Common Stock under this Plan; or (ii) the Participant represents at the time of purchase, in form and substance satisfactory to the Company, that it is the Participant's intention to purchase the Common Stock for investment and not for resale or distribution.

20. SECTION 16 COMPLIANCE. This Plan, and transactions hereunder by persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are intended to comply with all applicable conditions of Rule 16b-3 or any successor exemption provision promulgated under the Exchange Act. To the extent that any provision of this Plan or any action by the Committee or the Board fails to comply, or is deemed to fail, to so comply, such provision or action shall be null and void but only to the extent permitted by law and deemed advisable by the Committee in its discretion.

21. WITHHOLDING TAXES FOR DISQUALIFYING DISPOSITION. Each Participant that disposes of any shares of Common Stock acquired under this Plan within two years after the Entry Date or one year from the Purchase Date, shall (i) immediately notify the Company of such disposition and (ii) immediately upon demand from the Company pay to the Company in cash any amount that the Company determines that it is required to withhold to satisfy federal, state and local withholding and payroll tax requirements. If the Participant fails to pay the amount demanded, the Company or any Employer may withhold that amount from other amounts (including salary) payable to such Participant by the Company or any Employer.

22. NO RESTRICTION ON CORPORATE ACTION. Subject to Section 18, nothing contained in this Plan shall be construed to prevent the Board or any Employer from taking any corporate action which is deemed by the Board or the Employer to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or on any right to purchase shares of Common Stock granted under this Plan. No Employee, beneficiary or other person shall have any claim against any Employer as a result of any such action.

23. USE OF FUNDS. The Employers shall promptly transfer all amounts withheld under Section 6 to the Company, as directed by the Company. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions.

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24. MISCELLANEOUS.

24.1. Rights to Purchase Shares of Common Stock Carry Same Rights and Privileges. To the extent required to comply with the requirements of Section 423 of the Code, all Participants granted the right to purchase shares of Common Stock under this Plan shall have the same rights and privileges hereunder.

24.2. Headings. Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction or interpretation of any provisions hereof.

24.3. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Washington to the extent not preempted by federal law.

24.4. Regulatory Approvals and Compliance. The Company's obligation to sell and deliver Common Stock under this Plan is at all times subject to all approvals of and compliance with the (i) regulations of any applicable stock exchanges or trading market on which the Common Stock is listed or quoted and (ii) any governmental authorities required in connection with the authorization, issuance, sale or delivery of such Common Stock, as well as federal, state and foreign securities laws.

24.5. Severability. In the event that any provision of this Plan shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of this Plan, and this Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

24.6. Refund of Contributions on Noncompliance with Tax Law. In the event the Company should receive notice that this Plan fails to qualify as an "employee stock purchase plan" under Section 423 of the Code, all then existing Account balances will be paid to the Participants and this Plan shall immediately terminate unless, the Committee determines that this Plan can be amended to qualify as such.

24.7. No Guarantee of Tax Consequences. The Company, the Board, and the Committee do not make any commitment or guarantee that any tax treatment will apply or be available to any person participating or eligible to participate in this Plan, including, without limitation, any tax imposed by the United States or any state thereof, any estate tax, or any tax imposed by a foreign government.

24.8. Company as Agent for the Employers. Each Employer, by adopting this Plan, appoints the Company and the Board as its agents to exercise on its behalf all of the powers and authorities hereby conferred upon the Company and the Board by the terms of this Plan, including, but not by way of limitation, the power to amend and terminate this Plan.

IN WITNESS WHEREOF, this Plan is hereby executed by a duly authorized officer of the Company.

As approved by the Board of Directors of Cowlitz Bancorporation on March 26, 2003, and approved by the shareholders of Cowlitz Bancorporation on _________________________, 2003.
/s/ Don Kiser Don Kiser, Secretary

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APPENDIX B

COWLITZ BANCORPORATION

2003 STOCK INCENTIVE PLAN

ARTICLE I
PURPOSE OF THE PLAN

The purposes of this Stock Incentive Plan (the "Plan") are to attract, retain and provide incentive compensation to employees, non-employee directors and others who contribute to the long-term financial success of Cowlitz Bancorporation, a Washington business corporation, and to more closely align their interests with those of Cowlitz Bancorporation and its shareholders.

ARTICLE II
DEFINITIONS

As used herein, the following definitions will apply:

    "Acquired Company" means any corporation or other entity that becomes a majority owned subsidiary of the Company, after the Effective Date, by merger, consolidation, acquisition of all or substantially all of its assets or otherwise.
    "Authorized Shares" means the number of shares of Common Stock authorized for issuance pursuant to Section 3.1 of this Plan.
    "Available Shares" means the number of shares of Common Stock available under this Plan at any time for future issuance under Nonqualified Stock Options or Restricted Stock Grants, as provided in Section 3.2 of this Plan.
    "Award" means any grant of a Nonqualified Stock Option or the making of a Restricted Stock Grant pursuant to this Plan.
    "Board of Directors" means the Board of Directors of the Company.
    "Change of Control Transaction" means (i) the adoption of a plan of dissolution or liquidation with respect to the Company, (ii) the consummation of any plan of exchange, merger or consolidation with one or more corporations in which the Company is not the surviving entity, or in which the security holders of the Company prior to such transaction do not receive in the transaction securities with voting rights with respect to the election of directors equal to 50% or more of the votes of all classes of securities of the surviving corporation or (iii) the consummation of a sale of all of substantially all of the assets of the Company following a shareholder vote on such sale.
    "Committee" means any committee appointed by the Board of Directors in accordance with Article V of this Plan, or, the Board of Directors, if no such committee is then in existence.
    "Common Stock" means the common stock of the Company.
    "Company" means Cowlitz Bancorporation and, unless the context requires otherwise, any successor or assignee of the Company by merger, consolidation, acquisition of all or substantially all of the assets of the Company or otherwise.

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    "Disabled" means having a mental or physical impairment that has lasted or is expected to last for a continuous period of 12 months or more and, in the Committee's sole discretion, renders an Optionee unable to perform the duties that were assigned to the Optionee during the 12 month period prior to such determination. The Committee's determination of the existence of an individual's disability will be effective when communicated in writing to the Optionee and will be conclusive on all of the parties.
    "Employee" means any person employed by the Company or a Subsidiary of the Company.
    "Exercise Price" means the price per share at which shares of Common Stock may be purchased upon exercise of a Nonqualified Stock Option.
    "Fair Market Value" with respect to shares of Common Stock for any date means:
    If the Common Stock is traded on a national securities exchange or on either the NASDAQ National Market or NASDAQ SmallCap Market, the "Fair Market Value" of a share of Common Stock will be the average between the lowest and highest reported sales price of the Common Stock for such date, or if no transactions occurred on such date, on the last date on which trades occurred;
    If the Common Stock is not traded on a national securities exchange or on NASDAQ but bid and asked prices are regularly quoted on the OTC Bulletin Board Service, by the National Quotation Bureau or any other comparable service, the "Fair Market Value" of a share of Common Stock will be the average between the highest bid and lowest asked prices of the Common Stock as reported by such service at the close of trading for such date or, if such date was not a business day, on the preceding business day; or
    If there is no public trading of the Common Stock within the terms of subparagraphs 1 or 2 of this subsection, the "Fair Market Value" of a share of Common Stock will be as determined by the Committee in its sole discretion.
    "Grantee" means any individual who receives a Restricted Stock Grant pursuant to this Plan.
    "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.
    "Nonqualified Stock Option" means an option to purchase shares of Common Stock that the Committee either indicates is intended to be a nonqualified stock option or indicates is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code and is granted under Article VII of this Plan.
    "Option Agreement" means the written agreement between the Company and an Optionee that evidences a Nonqualified Stock Option granted pursuant to this Plan. Each Option Agreement shall be subject to the terms and conditions of this Plan.
    "Optionee" means any individual who is granted a Nonqualified Stock Option pursuant to this Plan.
    "Outstanding Stock Options" means all Stock Options granted pursuant to this Plan that, at such time, have not yet expired and have not either been terminated or cancelled.
    "Restricted Stock Grant" means a grant of shares of Common Stock pursuant to this Plan, regardless of whether the Grantee receives the shares covered by such grant solely for services or for a combination of services and cash payment to the Company, pursuant to a Restricted Stock Agreement.

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    "Restricted Stock Agreement" means the written agreement between the Company and a Grantee that evidences a Restricted Stock Grant made pursuant to this Plan. Each Restricted Stock Agreement shall be subject to the terms and conditions of this Plan.
    "Securities Act" means the Securities Act of 1933, as amended.
    "Subsidiary" of the Company means any corporation or other entity owned or controlled by the Company in an unbroken chain of corporations or other entities in which each of the corporations or other entities other than last corporation or other entity owns 50 percent or more of the total combined voting power of all classes of equity ownership interests in the other corporations or other entities in such chain.
    "Stock Option" means a Nonqualified Stock Option granted pursuant to this Plan.
    "Tax Withholding" means all amounts determined by the Company to be required to satisfy applicable federal, state and local tax withholding requirements upon the exercise of a Stock Option, the disqualifying disposition of shares of Common Stock acquired by exercise of a Stock Option, the vesting of shares under a Restricted Stock Grant, a Grantee making an election under Section 83(b) of the Internal Revenue Code with respect to a Restricted Stock Grant or as otherwise may be required under applicable tax laws.

ARTICLE III
STOCK SUBJECT TO THE PLAN

3.1 Aggregate Number of Authorized Shares. Subject to adjustment in accordance with Section 9.1, the total number of shares of Common Stock authorized for issuance under all Awards pursuant to this Plan is initially established at 500,000 shares.

3.2 Number of Available Shares. At any point in time, the number of Available Shares shall be the number of Authorized Shares at such time minus:

  the number of shares of Common Stock issued prior to such time upon the exercise of Stock Options granted pursuant to this Plan; and
  the number of shares covered by Outstanding Stock Options to the extent that such have not been exercised at such time; and
  the number of shares of Common Stock covered by Restricted Stock Grants made pursuant to this Plan prior to such time except to the extent that unvested shares are forfeited and repurchased by the Company pursuant to the terms of a Restricted Stock Agreement.

As a result of the foregoing, if a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Common Stock covered by such Stock Option that were not purchased through the exercise of such Stock Option will again become Available Shares. If shares of Common Stock covered by a Restricted Stock Grant are repurchased by the Company pursuant to the terms of a Restricted Stock Agreement, those shares will again become Available Shares. However, shares of Common Stock used by an Optionee to satisfy any income tax withholding obligations shall nonetheless, for purposes of this Plan, be considered as having been issued pursuant to this Plan.

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3.3 Reservation of Shares. Available Shares shall consist of authorized but unissued shares of Common Stock of the Company. At all times, the Company will, by appropriate resolution of the Board of Directors, reserve for issuance shares of Common Stock equal to the sum of (i) the number of shares covered by Outstanding Stock Options to the extent that such Stock Options have not been exercised at such time and (ii) the number of Available Shares.

3.4 Annual Limit on Number of Shares to Any One Person. No person will be eligible to receive Awards pursuant to this Plan which, in aggregate, exceed 60,000 shares in any calendar year. However, the foregoing limitation shall not apply to Awards of Stock Options in substitution for outstanding stock options of an Acquired Company that are cancelled in connection with the acquisition of an Acquired Company.

ARTICLE IV
COMMENCEMENT AND DURATION OF THE PLAN

4.1 Effective Date of the Plan. This Plan will be effective as of the date on which it was adopted by the Board of Directors, subject to the provisions of Section 4.2.

4.2 Shareholder Approval of the Plan. Within twelve (12) months of the date on which this Plan was adopted by the Board of Directors, this Plan will be submitted to the shareholders of the Company for their approval. This Plan will be deemed approved by the shareholders if approved by a majority of the votes cast at a duly held meeting of the Company's shareholders at which a quorum is present in person or by proxy. Awards may be made pursuant to this Plan prior to such shareholder approval provided that such Awards are conditioned upon such approval and state by their terms that they will be null and void if shareholder approval is not obtained.

4.3 Termination of the Plan. This Plan will terminate ten years from the date on which it was adopted by the Board of Directors. In addition, the Board of Directors will have the right to suspend or terminate this Plan at any time. Termination of the Plan will not terminate or otherwise affect any Outstanding Stock Option, Option Agreement, Restricted Stock Grant or Restricted Stock Agreement.

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ARTICLE V
ADMINISTRATION OF THE PLAN

Subject to the provisions of this Plan and any additional terms or conditions which, from time to time, may be imposed by the Board of Directors, the Committee will administer this Plan and, in its sole discretion, will have the authority to grant Nonqualified Stock Options and to make Restricted Stock Grants in accordance with Articles VI and VIII, respectively. Notwithstanding the foregoing, in connection with the acquisition of a corporation or entity that will become an Acquired Company, the Board of Directors shall retain (but may delegate to the Committee) the right to agree to grant Nonqualified Stock Options or make Restricted Stock Grants in substitution for stock options granted by the Acquired Company prior to the date of such acquisition that remain outstanding and not exercised as of such date. The Committee, from time to time, may adopt rules and regulations relating to the administration of this Plan and may seek the advice of legal, tax, accounting and compensation advisors. Decisions of the Committee with respect to the administration of this Plan, the interpretation or construction of this Plan or the interpretation or construction of any written agreement evidencing an Award will be final and conclusive, subject only to review by the full Board of Directors. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement evidencing an Award in the manner and to the extent it deems appropriate. The Committee may accelerate the vesting of Nonqualified Stock Options and Restricted Stock Grants in connection with the occurrence of a Change of Control Transaction and may do so, in whole or in part, on any basis that it determines to be appropriate.

The Board of Directors shall appoint the members of the Committee, which shall consist of at least two directors from the Board of Directors. The appointment to the Committee of one or more directors who are not "outside directors" as such term is defined in Treasury Regulation Section 1.162-27(e)(3), one or more directors who are not "non-employee directors" as such term is defined in Rule 16b-3 issued by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, ("Rule 16b-3") or one or more directors that fail to meet the requirements for service on a compensation committee as set forth in the listing standards of the exchange or market on which the Common Stock primarily trades shall not invalidate any of the actions of the Committee. Any member of the Committee that is not an outside director, as such term is defined, is referred to in this paragraph as an "Abstaining Director" with respect to any action by the Committee, for which Section 162(m) of the Internal Revenue Code requires the approval of a committee consisting solely of outside directors. Any member of the Committee that is not a non-employee director, as such term is defined, is referred to in this paragraph as an "Abstaining Director" with respect to any action by the Committee for which Rule 16b-3 requires the approval of a committee consisting solely of non-employee directors. Any member of the Committee that fails to meet the requirements of the listing standards of the exchange or market on which the Common Stock primarily trades is referred to in this paragraph as an "Abstaining Director" with respect to any action by the Committee that requires the approval of a committee consisting solely of directors meeting those requirements. An Abstaining Director shall be deemed to have abstained from such action (notwithstanding any statement to the contrary which may be contained in minutes of a meeting of the Committee) and the assent of any such director shall be ignored for purposes of determining whether or not any such actions were approved by the Committee. If the Committee proposes to take an action by unanimous consent in lieu of a meeting, an Abstaining Director shall be deemed to not be a member of the Committee for the purpose of such consent with respect to any actions for which such member is deemed to be an Abstaining Director.

If no Committee is appointed, the Board of Directors will have all the powers, duties and responsibilities of the Committee as set forth in this Plan. In addition, the Board of Directors may abolish a Committee and assume the duties and responsibilities of the Committee at any time by resolution duly adopted by the Board of Directors.

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ARTICLE VI
NONQUALIFIED STOCK OPTION TERMS AND CONDITIONS

Nonqualified Stock Options may be granted pursuant to this Plan in accordance with the following terms and conditions.

6.1 Requirement for a Written Option Agreement. Each Nonqualified Stock Option will be evidenced by a written Option Agreement. The Committee, from time to time, will determine the form of Option Agreement to be used for purposes of evidencing Nonqualified Stock Options granted pursuant to this Plan. Except as provided in Section 6.12, the terms of the Option Agreement evidencing a Nonqualified Stock Option must be consistent with this Plan, including but not limited to this Article VI. Any inconsistencies between any Option Agreement and this Plan will be resolved in accordance with the terms and conditions specified in this Plan. Except as expressly required by this Article VI, the terms and conditions of each Nonqualified Stock Option do not need to be identical.

6.2 Who may be Granted a Nonqualified Stock Option. A Nonqualified Stock Option may be granted to any Employee, any director of the Company and any other individual who, in the judgment of the Committee, has performed or will perform services important to the management, operation and development of the business of the Company or of one or more of its subsidiaries. The Committee, in its sole discretion, shall determine when and to whom Nonqualified Stock Options are granted pursuant to this Plan.

6.3 Number of Shares Covered by a Nonqualified Stock Option. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Nonqualified Stock Option granted pursuant to this Plan. The number of shares covered by each Nonqualified Stock Option shall be specified in the Option Agreement.

6.4 Vesting Schedule Under a Nonqualified Stock Option. The Committee, in its sole discretion, shall determine whether a Nonqualified Stock Option is immediately exercisable as to all of the shares of Common Stock covered by such option or whether it is only exercisable in accordance with a vesting schedule determined by the Committee. Any such vesting terms and conditions shall be specified in the Option Agreement. Notwithstanding any term to the contrary in any Option Agreement, a Nonqualified Stock Option granted to a person who, at the time of the grant, was an executive officer of the Company will not become exercisable until after six (6) months from the date of such grant unless the Award was approved either by (i) a committee of non-employee directors within the requirements of Rule 16b-3 or (ii) the full Board of Directors.

6.5 Exercise Price of a Nonqualified Stock Option. The Exercise Price for each Nonqualified Stock Option will be at least 100% of the Fair Market Value of a share of Common Stock as of the date on which the Nonqualified Stock Option was granted. However, if it is subsequently determined that the Exercise Price as stated in the Option Agreement evidencing a Nonqualified Stock Option is less than 100% of the Fair Market Value of a share of Common Stock as of the date on which an option was granted, such fact will not invalidate the Nonqualified Stock Option.

6.6 Duration of a Nonqualified Stock Option--Generally. The Committee, in its sole discretion, will determine the term of each Nonqualified Stock Option provided that such term will not exceed 10 years from the date on which such option was granted. The term of each Nonqualified Stock Option shall be set forth in the Option Agreement. The Optionee shall have no further right to exercise a Nonqualified Stock Option following the expiration of such term.

6.7 The Effect of Termination of the Optionee's Employment or Service as a Director on the Term of a Nonqualified Stock Option. If an Optionee, ceases to be an Employee of the Company (or, in the case of an Optionee who is not an Employee but is a director of the Company, ceases to be a director of the Company) for any reason other than as a result of the Optionee dying or becoming Disabled (as provided for in Section 6.9 and Section 6.10, respectively), all Nonqualified Stock Options granted to such Optionee shall terminate to the extent that they are not exercised within three months.

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6.8 The Effect of a Leave of Absence on a Nonqualified Stock Option. An Optionee shall not cease to be an Employee if the Optionee is on sick leave, family leave, military leave or any other leave of absence that is approved by the Committee. The Committee, in its sole discretion, may determine whether a Nonqualified Stock Option shall continue to vest during any sick leave, family leave, military leave or other approved leave of absence.

6.9 The Effect of the Death of an Optionee on the Term of a Nonqualified Stock Option. If an Optionee ceases to be an Employee, ceases to serve as a director of the Company or ceases to provide services to the Company as a result of the Optionee's death, all Nonqualified Stock Options granted to such Option will terminate to the extent that they are not previously exercised within 12 months following the date of the Optionee's death. The foregoing provision will not extend the time within which a Nonqualified Stock Option may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date the Optionee's death.

6.10 The Effect of the Disability of an Optionee on the Term of a Nonqualified Stock Option. If an Optionee ceases to be an Employee, ceases to serve as a director of the Company or ceases to provide services to the Company as a result of the Optionee becoming Disabled, all Nonqualified Stock Options granted to such Optionee shall terminate to the extent that they are not exercised within 12 months following the date of the Optionee becoming Disabled. The foregoing provision will not extend the time within which a Nonqualified Stock Option may be exercised beyond the expiration of the term of such option and no additional vesting shall occur after the date the Optionee became Disabled.

6.11 Transferability. Nonqualified Stock Options may be transferred by gift to the Optionee's spouse, children or a trust for the exclusive benefit of any combination of the Optionee, the Optionee's spouse and the Optionee's children but only to the extent permitted by the Committee as expressly stated in the Option Agreement evidencing such Nonqualified Stock Option. Any transfer of a Nonqualified Stock Option shall be conditioned upon the Optionee and the transferee of such Nonqualified Stock Option executing and delivering to the Company a form of Transfer/Assumption of Nonqualified Stock Option as the Company may request. Notwithstanding any transfer of a Nonqualified Stock Option, the Optionee shall remain liable to the Company for any income tax withholding amounts that the Company is required to withhold at the time the transferred Nonqualified Stock Option is exercised. If the Option Agreement evidencing a Nonqualified Stock Option does not expressly provide that such option is transferable, such option may not be transferred by the Optionee, except by will or the laws of descent and distribution upon the death of the Optionee or with the prior written consent of the Committee, which consent may be withheld in the Committee's sole discretion.

6.12 Non-Conforming Terms of Substitute Nonqualified Stock Options. Nonqualified Stock Options granted pursuant to this Plan in substitution for outstanding nonqualified stock options of an Acquired Company may deviate from the terms otherwise required by this Article VI to the extent that the Committee, in its sole discretion upon the advise of its advisors, determines that such non-conforming terms are required or appropriate under applicable tax law, accounting principles or contractual requirements or are otherwise appropriate.

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ARTICLE VII
EXERCISE OF OPTIONS TO PURCHASE SHARES

7.1 Notice of Exercise. A Stock Option may be exercised only by delivery to the Company of written notice signed by the Optionee or the permitted transferee of a Nonqualified Stock Option under Section 6.11 (or, in the case of exercise after death of the Optionee, by the executor, administrator, heir or legatee of the Optionee, as the case may be) directed to the President of the Company (or such other person as the Company may designate) at the principal business office of the Company. The notice will specify (i) the number of shares of Common Stock being purchased, (ii) the method of payment of the Exercise Price, (iii) the method of payment of the Tax Withholding if required, and (iv), unless a registration under the Securities Act is in effect with respect to the Plan at the time of such exercise, the notice of exercise shall contain such representations as the Company determines to be necessary or appropriate in order for the sale of shares of Common Stock being purchased pursuant to such exercise to qualify for exemptions from registration under the Securities Act and other applicable state securities laws.

7.2 Payment of Exercise Price. No shares of Common Stock will be issued upon the exercise of any Stock Option unless and until payment or adequate provision for payment of the Exercise Price of such shares has been made in accordance with this subsection. The Committee, in its sole discretion, may provide in any Option Agreement for the payment of the Exercise Price in cash (including by check), by delivery of a full-recourse promissory note, by the surrender of shares of Common Stock or other securities issued by the Company (provided that such other securities have been held by the Optionee for at least six months prior to the date on which the Option is being exercised) in accordance with Section 7.4, or by any combination of the foregoing. In the absence of such terms in the Option Agreement, the Exercise Price shall be paid in cash (including by check). The Committee, in its sole discretion, may permit an Optionee to elect to pay the Exercise Price by authorizing a duly registered and licensed broker-dealer to sell the shares of Common Stock to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the entire Exercise Price.

7.3 Payment of Tax Withholding Amounts. Upon the exercise of any Stock Option (including a Nonqualified Stock Option transferred by the Optionee pursuant to Section 6.11), either with the delivery of the notice of exercise or upon notification of the amount due, each Optionee must pay to the Company or make adequate provision for the payment of all Tax Withholding, if any. The Option Agreement may provide for, or the Committee, in its sole discretion, may allow the Optionee to pay the Tax Withholding (i) in cash (including by check), (ii) by the Company withholding such amount from other amounts payable by the Company to the Optionee, including salary, (iii) by surrender of shares of Common Stock or other securities of the Company in accordance with Section 7.4, (iv) by the application of shares that could be received upon exercise of the Stock Option in accordance with Section 7.4, or (v) any combination of the foregoing.

By receiving and upon exercise of a Stock Option, the Optionee shall be deemed to have consented to the Company withholding the amount of any Tax Withholding from any amounts payable by the Company to the Optionee. The Committee, in its sole discretion, may permit an Optionee to elect to pay the Tax Withholding by authorizing a duly registered and licensed broker-dealer to sell the shares to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the Tax Withholding. No shares will be issued upon an exercise of a Stock Option unless and until payment or adequate provision for payment of the Tax Withholding has been made. If, either as a result of the exercise of a Stock Option or the subsequent disqualifying disposition of shares acquired through such exercise, the Company determines that additional Tax Withholding was or has become required beyond any amount paid or provided for by the Optionee, the Optionee will pay such additional amount to the Company immediately upon demand by the Company. If the Optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the Optionee, including salary.

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7.4 Payment of Exercise Price or Withholding with Other Securities. To the extent permitted in Section 7.2 and Section 7.3 above, the Exercise Price and Tax Withholding may be paid by the surrender of shares of Common Stock or other securities of the Company. The notice of exercise shall indicate that payment is being made by the surrender of shares of Common Stock or other securities of the Company. Payment shall be made by either (i) delivering to the Company the certificates or instruments representing such shares of Common Stock or other securities, duly endorsed for transfer, or (ii) delivering to the Company an attestation in such form as the Company may deem appropriate with respect to the Optionee's ownership of the shares of Common Stock or other securities of the Company. For purposes of this Article VII, shares of Common Stock shall be valued at their Fair Market Value as of the last business day preceding the day the Company receives the Optionee's notice of exercise. For purposes of this Article VII, other securities of the Company shall be valued at the publicly reported price, if any, for the last sale on the last business day preceding the day the Company receives the Optionee's notice of exercise, or, if there are no publicly reported prices of such other securities of the Company, at the fair market value of such other securities as determined in good faith by the Board of Directors. To the extent permitted in Section 7.3, Tax Withholding may (if the Optionee notifies the Company at the time of the notice of exercise) be paid by the application of shares which could be received upon exercise of any other stock option issued by the Company. This application of shares shall be accomplished by crediting toward the Optionee's Tax Withholding obligation the difference between the Fair Market Value of a share of Common Stock and the Exercise Price of the Stock option specified in the Optionee's notice. Any such application shall be considered an exercise of the other Stock Option to the extent that shares are so applied.

7.5 Compliance with Legal Requirements. No shares of Common Stock will be issued with respect to the exercise of any Stock Option unless the exercise and issuance of the shares of Common Stock will comply with (i) all relevant provisions of law, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, all applicable state securities laws and the Internal Revenue Code, each as amended and including the respective rules and regulations promulgated under each of the foregoing, (ii) any registration under the Securities Act in effect with respect to the Plan, and (iii) the requirements of any stock exchange upon which the Common Stock may then be listed. Compliance with such provisions shall be subject to the approval of legal counsel for the Company. The Company will not be liable to any Optionee or any other person for failure to issue shares of Common Stock upon the exercise of a Stock Option where such failure is due to the inability of the Company to obtain all permits, exemptions or approvals from regulatory authorities which are deemed necessary by the Company's legal counsel. The Board may require any action or agreement by an Optionee as may be necessary, from time to time, to comply with the federal and state securities laws. The Company will not be obliged to prepare, file or maintain a registration under the Securities Act with respect to the Plan or to take any actions with respect to any state securities laws.

7.6 Issuance of Shares. Notwithstanding the good faith compliance by the Optionee with all of the terms and conditions of an Option Agreement and with this Article VII, the Optionee will not become a shareholder and will have no rights as a shareholder with respect to the shares covered by such Stock Option until the issuance of shares pursuant to the exercise of such Stock Option is recorded on the stock transfer record of the Company. Notwithstanding the foregoing, the Company shall not unreasonably delay the issuance of a stock certificate and shall exercise reasonable efforts to cause such stock certificate to be issued to the Optionee as soon as is practicable after the compliance by the Optionee with all of the terms and conditions of the Option Agreement and with this Article VII.

7.7 Non-Conforming Terms of Substitute Nonqualified Stock Options. Nonqualified Stock Options granted under Article VI of this Plan in substitution for outstanding stock options of an Acquired Company may deviate from the terms otherwise required by this Article VII to the extent that the Committee, in its sole discretion upon the advise of its advisors, determines that such non-conforming terms are required under applicable tax law, accounting principles or contractual requirements or are otherwise appropriate.

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ARTICLE VIII
RESTRICTED STOCK GRANTS

Restricted Stock Grants may be made pursuant to this Plan in accordance with the following terms and conditions.

8.1 Requirement for a Written Restricted Stock Agreement. Each Restricted Stock Grant will be evidenced by a Restricted Stock Agreement. The Committee will determine from time to time the form of Restricted Stock Agreement to be used to evidence Restricted Stock Grants made pursuant to this Plan. Except as provided in Section 8.10, the terms of each Restricted Stock Agreement must be consistent with this Plan. Any inconsistencies between any Restricted Stock Agreement and this Plan will be resolved in will be resolved in accordance with the terms and conditions specified in this Plan. Except as otherwise required by this Article VIII, the terms and conditions of each Restricted Stock Grant do not need to be identical.

8.2 Who May Receive a Restricted Stock Grant. A Restricted Stock Grant may be made to any Employee, any director of the Company or any other individual who provides services to the Company where, in the judgment of the Committee, the services performed or to be performed by such Grantee are important to the management, operation and development of the business or businesses of the Company or one or more of its Subsidiaries. The Committee, in its sole discretion, shall determine when and to who Restricted Stock Grants are made pursuant to this Plan.

8.3 Number of Shares Covered by a Restricted Stock Grant. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Restricted Stock Grant made pursuant to this Plan. The Restricted Stock Agreement shall specify the number of shares of Common Stock covered by such Restricted Stock Grant.

8.4 What the Grantee Must Deliver to Receive a Restricted Stock Grant. The Committee, in its sole discretion, will determine whether the Grantee, in order to receive the Restricted Stock Grant, must make a payment, either in cash (including by check), by delivery of a promissory note or by delivery of other securities of the Company (including options to purchase securities of the Company), to the Company of all or some portion of the Fair Market Value of the shares of Common Stock covered by the Restricted Stock Grant. To the extent that the sum of any cash payment, any promissory note and any other securities received by the Company from the Grantee in connection with a Restricted Stock Grant is less than the Fair Market Value of the shares of Common Stock covered by such Restricted Stock Grant determined as of the date of such grant, the shares of Common Stock covered by the Restricted Stock Grant shall be deemed to have been issued by the Company for services rendered by the Grantee.

8.5 Vesting Schedule Under a Restricted Stock Grant. The Committee, in its sole discretion, shall determine the terms and conditions upon which shares covered by any Restricted Stock Grant shall vest. The Restricted Stock Agreement shall specify the vesting schedule. Unvested shares covered by a Restricted Stock Grant may not be transferred by the Grantee under any condition without the prior written consent of the Committee, which consent may be withheld in its sole discretion.

8.6 Right to Repurchase Unvested Shares upon Certain Conditions. The Restricted Stock Agreement shall specify the events upon the occurrence of which the Company shall have the right to repurchase from the Grantee any or all of the Grantee's unvested shares and the period during which the Company must exercise this right following the occurrence of the event. The Restricted Stock Agreement shall also specify the "Repurchase Price Per Share" that the Company shall pay to the Grantee upon exercise of its right to repurchase unvested shares and the terms of such payment. If not otherwise specified in the Restricted Stock Agreement, the right to repurchase must be exercised within forty-five (45) days after the Company receives from the Grantee written notice of the occurrence of the event, the repurchase price shall be $0.001 per share and the repurchase price shall be payable to the Grantee in cash (including by check) within ten (10) days after the date on which the right to repurchase the shares is exercised. Any right of the Company to repurchase unvested shares may be assigned by the Company in its sole discretion without notice to, or the prior consent of, the Grantee.

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8.7 Payment of Tax Withholding Amounts. Upon the vesting of shares under a Restricted Stock Grant or upon the Grantee making a valid election under Section 83(b) of the Internal Revenue Code, each Grantee must pay to the Company or make adequate provision for the payment of all Tax Withholding, unless the Committee, in its sole discretion, determines otherwise. The Restricted Stock Agreement may provide for, or the Committee, in its sole discretion, may allow the Grantee to pay the Tax Withholding (i) in cash (including by check), (ii) by the Company withholding such amount from other amounts payable by the Company to the Grantee, including salary, (iii) by surrender of shares of Common Stock or other securities of the Company in the manner specified in Section 8.4, (iv) by the application of vested shares that could be received under the Restricted Stock Agreement in accordance with Section 8.4, or (v) any combination of the foregoing.

By accepting a Restricted Stock Grant, the Grantee shall be deemed to have consented to the Company withholding the amount of any Tax Withholding from any amounts payable by the Company to the Grantee. The Committee, in its sole discretion, may permit a Grantee to elect to pay the Tax Withholding by authorizing a duly registered and licensed broker-dealer to sell shares of Common Stock that are vested or vesting under the Restricted Stock Agreement (or, at least a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the Tax Withholding. No shares of Common Stock will be released from the restrictions on their transfer under Section 8.5 unless and until payment or adequate provision for payment of the Tax Withholding has been made. If the Company later determines that additional Tax Withholding was or has become required beyond any amount paid or provided for by the Grantee, the Grantee will pay such additional amount to the Company immediately upon demand by the Company. If the Grantee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the Grantee, including salary.

8.8 Compliance with Legal Requirements. No shares of Common Stock will be issued with respect to any Restricted Stock Grant unless the issuance of the shares of Common Stock will comply with (i) all relevant provisions of law, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, all applicable state securities laws and the Internal Revenue Code, each as amended and including the respective rules and regulations promulgated under each of the foregoing, (ii) any registration under the Securities Act in effect with respect to the Plan, and (iii) the requirements of any stock exchange upon which the Common Stock may then be listed. Compliance with such provisions shall be subject to the approval of legal counsel for the Company. The Company will not be liable to any Grantee or any other person for failure to issue shares of Common Stock in connection with a Restricted Stock Grant where such failure is due to the inability of the Company to obtain all permits, exemptions or approvals from regulatory authorities which are deemed necessary by the Company's legal counsel. The Board may require any action or agreement by a Grantee as may be necessary, from time to time, to comply with the federal and state securities laws. The Company will not be obliged to prepare, file or maintain a registration under the Securities Act with respect to the Plan or to take any actions with respect to any state securities laws.

8.9 Issuance of Shares. Notwithstanding the good faith compliance by the Grantee with all of the terms and conditions of a Restricted Stock Agreement and with this Article VIII, the Grantee will not become a shareholder and will have no rights as a shareholder with respect to the shares covered by such Restricted Stock Grant until the issuance of shares is recorded on the stock transfer record of the Company. Notwithstanding the foregoing, the Company shall not unreasonably delay the issuance of a stock certificate and shall exercise reasonable efforts to cause such stock certificate to be issued to the Grantee as soon as is practicable after the compliance by the Grantee with all of the terms and conditions of the Restricted Stock Agreement and with this Article VIII.

8.10 Non-Conforming Terms of Substitute Restricted Stock Grants. Restricted Stock Grants made under this Article VIII in substitution for outstanding stock options or unvested restricted stock grants of an Acquired Company may deviate from the terms otherwise required by this Article VIII to the extent that the Committee, in its sole discretion upon the advise of its advisors, determines that such non-conforming terms are required under applicable tax law, accounting principles or contractual requirements or are otherwise appropriate.

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ARTICLE IX
EFFECT OF CHANGES IN CAPITAL STRUCTURE OR

THE OCCURRENCE OF A CHANGE OF CONTROL TRANSACTION

9.1 Effect of Changes in Capital Structure of the Company on the Number of Shares and Exercise Price. If the outstanding shares of Common Stock are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares of Common Stock or for other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, reclassification, stock split-up, combination of shares of Common Stock, or dividend payable in shares of Common Stock or other securities of the Company, the Committee will make such adjustment as it deems appropriate in the number and kind of Authorized Shares. In addition, the Committee will make such adjustment in the number and kind of shares of Common Stock or other securities covered by Outstanding Stock Options, as well as make an adjustment in the Exercise Price of each Outstanding Stock Option as the Committee deems appropriate. Any determination by the Committee as to what adjustments may be made, and the extent thereof, will be final, binding on all parties and conclusive.

9.2 Effect of the Occurrence of a Change of Control Transaction on Continuing Rights. In the event of the occurrence of any Change of Control Transaction, all Stock Options granted pursuant to this Plan shall terminate effective as of the effective date of such transaction, unless and only to the extent that the terms and conditions of the transaction expressly provide for the assumption of this Plan and the continuation of such Stock Options. Each Optionee shall be provided written notice of the expected occurrence of any such transaction at least fifteen (15) days prior to the effective date and shall be permitted to tender a notice of exercise of any Nonqualified Stock Option that is conditioned upon the transaction actually occurring and, notwithstanding any provision of Article VII or term of any Option Agreement, shall not be required to tender payment of the exercise price or amounts that the Company may be required to withhold for tax purposes until after the occurrence of the transaction. The terms and conditions of the transaction may provide for the assumption of this Plan with respect only to outstanding Restricted Stock Grants that have not fully vested and the assignment to and assumption by the surviving corporation of the rights and obligation of the Company under each outstanding Restricted Stock Agreement.

ARTICLE X
UNDERWRITERS LOCK-UP

Each written agreement evidencing an Award will specify that the Optionee or Grantee, by accepting the Award agrees that whenever the Company undertakes a firmly underwritten public offering of its securities, the Optionee or Grantee will, if requested to do so by the managing underwriter in such offering, enter into an agreement not to sell or dispose of any securities of the Company owned or controlled by the Optionee or Grantee provided that such restriction will not extend beyond 12 months from the effective date of the registration statement filed in connection with such offering.

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ARTICLE XI
EMPLOYMENT RIGHTS

Nothing in this Plan nor in any written agreement evidencing an Award will confer upon any Optionee or Grantee any right to continued employment with the Company or to limit or affect in any way the right of the Company, in its sole discretion, to (a) terminate the employment of such Optionee or Grantee at any time, with or without cause, (b) change the duties of such Optionee or Grantee, or (c) increase or decrease the compensation of the Optionee or Grantee at any time. Unless the written agreement evidencing an Award expressly provides otherwise, vesting under such agreement shall be conditioned upon:

    for Employees of the Company, the continued employment of the Optionee or Grantee;
    for independent contractors, the Optionee or Grantee continuing to provide services to the Company on substantially the same terms and conditions as such services were provided at the time of the Award; or
    for directors who are not Employees, the Optionee or Grantee continuing to serve as a director of the Company.

Nothing in this Plan shall be construed as creating a contractual or implied right or covenant by the Company to continue such employment, service as an independent contractor or service as a director.

ARTICLE XII
AMENDMENT OF PLAN

The Board of Directors, at any time and from time to time, may modify or amend this Plan as it deems advisable except that any amendment (i) increasing the number of shares of Common Stock issuable pursuant to this Plan, (ii) expanding the group of persons eligible to receive Awards or (iii) otherwise required to be approved by the shareholders of the Company under any applicable law, accounting principle or listing requirement, shall only become effective if and when such amendment is approved by the shareholders of the Company. Except as provided in Article IX, no amendment shall be made to the terms or conditions of an outstanding Stock Option or Restricted Stock Grant without the written consent of the Optionee or Grantee.

DATED as of and approved and adopted by the Board of Directors of the Company at a meeting held on March 26, 2003.

Approved by the shareholders of the Company on _______________, 2003.

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4144-CowlitzBan_R2_4-3 4/3/03 9:49 AM Page 1

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of the director-nominees identified by the Board of Directors and FOR Proposals 2 and 3.

Please Mark Here for Address Change or Comments ☐
SEE REVERSE SIDE

1. ELECTION OF DIRECTORS.

01 Mark F. Andrews, Jr.
02 Richard J. Fitzpatrick
03 Mark R. Madden
04 John S. Maring
05 Benjamin Namatinia

FOR the nominees listed (except as marked to the contrary) ☐

WITHHELD AUTHORITY to vote for all nominees listed ☐

(Instruction: To withhold authority to vote for any nominee, write that nominee's name on the line below.)

____

	FOR	AGAINST	ABSTAIN
2. AMENDMENT AND RESTATEMENT TO EMPLOYEE STOCK PURCHASE PLAN.	☐	☐	☐
3. ADOPTION OF STOCK INCENTIVE PLAN.	☐	☐	☐

Signature ____________ **Signature** ____________ **Date** ________, **2003**

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ **FOLD AND DETACH HERE** ▲

The Annual Meeting of Shareholders
will be held at 9:00 a.m. Pacific time on Thursday, May 22, 2003 at the Monticello Hotel, 1405 17th Avenue, Longview, Washington.

YOUR VOTE IS IMPORTANT!

Mark, sign and date your proxy card and return it promptly
in the enclosed envelope.

PLEASE VOTE

4144-CowlitzBan_R2_4-3 4/3/03 9:49 AM Page 2

Cowlitz Bancorporation

Proxy for Annual Meeting of Shareholders to be Held on May 22, 2003

The undersigned hereby names, constitutes and appoints Benjamin Namatinia and Richard J. Fitzpatrick, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of Cowlitz Bancorporation to be held at 9:00 a.m. on Thursday, May 22, 2003, and at any adjournments or postponements thereof, and to vote all the shares of Common Stock held of record in the name of the undersigned on March 15, 2003, with all the powers that the undersigned would possess if he or she were personally present.

(continued and to be signed and dated on other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

You can now access your Cowlitz Bancorporation account online.

Access your Cowlitz Bancorporation shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, agent for Cowlitz Bancorporation, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

- View account status
- View certificate history
- View book-entry information
- View payment history for dividends
- Make address changes
- Obtain a duplicate 1099 tax form
- Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS – Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

The confidentiality of your personal information is protected using secure socket layer (SSL) technology.

- SSN or Investor ID
- PIN
- Then click on the **Establish PIN** button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

- SSN or Investor ID
- PIN
- Then click on the **Submit** button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

- Certificate History
- Book-Entry Information
- Issue Certificate
- Payment History
- Address Change
- Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time